                                                                     EXHIBIT 4.1
--------------------------------------------------------------------------------




                             BENEFICIAL CORPORATION

                            -------------------------


                              Amended and Restated
                            Standard Multiple-Series
                              Indenture Provisions

                            -------------------------


                              Dated, and filed with
                     the Securities and Exchange Commission
                             on, July 1, 1997




--------------------------------------------------------------------------------

                             BENEFICIAL CORPORATION

               Reconciliation and tie between Trust Indenture Act of 1939, as amended ("TIA") and Standard Multiple-Series Indenture Provisions(1)

     Trust Indenture                         Indenture Section
     Act Section                             or TIA Requirement(2)

     'SS' 310(a)(1) . . . . . . . . . . . . . . . . .     7.07
             (a)(2) . . . . . . . . . . . . . . . . .     7.07
             (a)(3) . . . . . . . . . . . . . . . . .     Not Applicable
             (a)(4) . . . . . . . . . . . . . . . . .     Not Applicable
             (a)(5) . . . . . . . . . . . . . . . . .     7.07
             (b)  . . . . . . . . . . . . . . . . . .     7.08
                                                          TIA

     'SS' 311(a). . . . . . . . . . . . . . . . . . .     TIA
             (b). . . . . . . . . . . . . . . . . . .     TIA
             (b)(2) . . . . . . . . . . . . . . . . .     TIA

     'SS' 312(a). . . . . . . . . . . . . . . . . . .     5.11
                                                          TIA
             (b). . . . . . . . . . . . . . . . . . .     TIA
             (c)  . . . . . . . . . . . . . . . . . .     TIA

     'SS' 313(a). . . . . . . . . . . . . . . . . . .     7.13
                                                          TIA
             (b). . . . . . . . . . . . . . . . . . .     TIA
             (c). . . . . . . . . . . . . . . . . . .     TIA
             (d). . . . . . . . . . . . . . . . . . .     TIA

     'SS' 314(a). . . . . . . . . . . . . . . . . . .     5.08
                                                          TIA
             (b). . . . . . . . . . . . . . . . . . .     Not Applicable
             (c)(1) . . . . . . . . . . . . . . . . .     TIA

     ------------------------
           (1) This reconciliation and tie shall not, for any purpose, be deemed to be part of the Indenture.

           (2) Certain duties and responsibilities of the Company and the Trustee which are not set forth in this Indenture, but are applicable by operation of Section 318 of the Trust Indenture Act of 1939, as amended, are referenced by "TIA".

             (c)(2) . . . . . . . . . . . . . . . . .     TIA
             (c)(3) . . . . . . . . . . . . . . . . .     Not Applicable
             (d). . . . . . . . . . . . . . . . . . .     Not Applicable
             (e). . . . . . . . . . . . . . . . . . .     TIA

     'SS' 315(a). . . . . . . . . . . . . . . . . . .     TIA
             (b). . . . . . . . . . . . . . . . . . .     TIA
             (c). . . . . . . . . . . . . . . . . . .     TIA
             (d)(1) . . . . . . . . . . . . . . . . .     TIA
             (d)(2) . . . . . . . . . . . . . . . . .     TIA
             (d)(3) . . . . . . . . . . . . . . . . .     TIA
             (e). . . . . . . . . . . . . . . . . . .     TIA

     'SS' 316(a)(1)(A). . . . . . . . . . . . . . . .     6.06
                                                          TIA
             (a)(1)(B). . . . . . . . . . . . . . . .     6.06
                                                          TIA
             (a)(2) . . . . . . . . . . . . . . . . .     Not Applicable
             (b). . . . . . . . . . . . . . . . . . .     TIA
             (c). . . . . . . . . . . . . . . . . . .     8.02

     'SS' 317(a)(1) . . . . . . . . . . . . . . . . .     TIA
             (a)(2) . . . . . . . . . . . . . . . . .     TIA
             (b). . . . . . . . . . . . . . . . . . .     TIA

     'SS' 318(a). . . . . . . . . . . . . . . . . . .     1.06

                                TABLE OF CONTENTS

                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION


SECTION 1.01  Definitions .................................................    1
          "Authenticating Agent" ..........................................    1
          "Authorized Newspaper" ..........................................    1
          "Bearer Security" ...............................................    1
          "Board of Directors" ............................................    1
          "Board Resolution" ..............................................    1
          "Business Day"  .................................................    1
          "Commission"  ...................................................    2
          "Component Currency" ............................................    2
          "Consolidated Net Worth" ........................................    2
          "Consolidated Subsidiary" and "Consolidated Subsidiaries" .......    2
          "Conversion Date" ...............................................    2
          "Conversion Rate" ...............................................    2
          "corporation" ...................................................    2
          "coupon"  .......................................................    2
          "debt securities" ...............................................    2
          "Defaulted Interest" ............................................    2
          "Depositary" ....................................................    2
          "Dollar" ........................................................    2
          "Dollar Determination Agent" ....................................    3
          "Dollar Equivalent of the Currency Unit" ........................    3
          "Dollar Equivalent of the Foreign Currency" .....................    3
          "ECU" ...........................................................    3
          "European Communities" ..........................................    3
          "Event of Default" ..............................................    3
          "Exchange Rate Agent" ...........................................    3
          "Exchange Rate Officer's Certificate" ...........................    3
          "Foreign Currency" ..............................................    3
          "Foreign Subsidiary"  ...........................................    3
          "GAAP" ..........................................................    3
          "Global Security" ...............................................    3
          "Holder"  .......................................................    4
          "indebtedness" ..................................................    4
          "Indenture" .....................................................    4
          "interest"  .....................................................    4
          "Interest Payment Date" .........................................    4
          "mandatory sinking fund payment" ................................    4


          "Market Exchange Rate" ..........................................    4
          "maturity" ......................................................    4
          "Nonsubstantial Subsidiary" .....................................    4
          "Officers' Certificate" .........................................    4
          "Official Exchange Rate" ........................................    4
          "Opinion of Counsel" ............................................    5
          "optional sinking fund payment" .................................    5
          "Original Issue Discount Security" ..............................    5
          "Outstanding" ...................................................    5
          "Paying Agent" ..................................................    6
          "Person" or "person" ............................................    6
          "Place of Payment" ..............................................    6
          "Predecessor Security" ..........................................    6
          "principal office of the Trustee" ...............................    6
          "redemption date" ...............................................    6
          "redemption price"  .............................................    6
          "Registered Security" ...........................................    6
          "Regular Record Date" ...........................................    6
          "Required Currency" .............................................    6
          "Responsible Officer" ...........................................    7
          "Security" or "Securities" ......................................    7
          "Security Register" and "Security Registrar" ....................    7
          "Special Record Date" ...........................................    7
          "Specified Amount" ..............................................    7
          "Stated Maturity" ...............................................    7
          "stock" .........................................................    7
          "Subsidiary" ....................................................    7
          "Trustee" .......................................................    7
          "Trust Indenture Act" ...........................................    7
          "United States" .................................................    7
          "United States Person" ..........................................    8
          "Valuation Date" ................................................    8
          "voting stock"  .................................................    8
          "Wholly-owned Subsidiary" .......................................    8

SECTION 1.02  Form of Documents Delivered to Trustee ......................    8

SECTION 1.03  Notices, Etc., to Trustee and Company .......................    8

SECTION 1.04  Notice to Holders; Waiver ...................................    9

SECTION 1.05  Conflict With Trust Indenture Act ...........................   10

SECTION 1.06  Effect of Headings and Table of Contents ....................   10

SECTION 1.07  Successors and Assigns ......................................   10

SECTION 1.08  Separability Clause .........................................   10

SECTION 1.09  Benefits of Indenture .......................................   10

SECTION 1.10  Governing Law.................................................  10

SECTION 1.11  Legal Holidays ..............................................   10

SECTION 1.12  Moneys of Different Currencies to be Segregated .............   11

SECTION 1.13  Payment to be in Proper Currency ............................   11

                                   ARTICLE TWO

                                 SECURITY FORMS

SECTION 2.01  Forms Generally .............................................   11

SECTION 2.02  Form of Trustee's Certificate of Authentication .............   12

SECTION 2.03  Forms of Securities .........................................   12

                                  ARTICLE THREE

                                 THE SECURITIES

SECTION 3.01  Amount Unlimited; Issuable in Series ........................   13

SECTION 3.02  Denominations ...............................................   15

SECTION 3.03  Execution, Authentication, Delivery and Dating ..............   16

SECTION 3.04  Temporary Securities ........................................   18

SECTION 3.05  Registration; Registration of Transfer and Exchange .........   19

SECTION 3.06  Mutilated, Destroyed, Lost and Stolen Securities ............   23

SECTION 3.07  Payment of Defaulted Interest; Interest Rights
               Preserved ..................................................   24

SECTION 3.08 Persons Deemed Owners ........................................   25


SECTION 3.09 Cancellation .................................................   26

SECTION 3.10 Computation of Interest ......................................   26

SECTION 3.11 Currency and Manner of Payments in Respect of Securities .....   26

SECTION 3.12 Certification by a Person Entitled to Delivery of a Bearer
                 Security .................................................   31

                                  ARTICLE FOUR

                   REDEMPTION OF SECURITIES AND SINKING FUNDS

SECTION 4.01 Applicability of Right of Redemption .........................   32

SECTION 4.02 Election to Redeem; Notice of Redemption; Partial Redemption .   32

SECTION 4.03 Payment of Securities Called for Redemption ..................   33

SECTION 4.04 Deposit of Funds for Redemption of Securities ................   34

SECTION 4.05 Applicability of Sinking Fund ................................   34

SECTION 4.06 Satisfaction of Mandatory Sinking Fund Payments with
               Securities .................................................   34

ECTION 4.07 Redemption of Securities for Sinking Funds ....................   35

                                  ARTICLE FIVE

                       PARTICULAR COVENANTS OF THE COMPANY

SECTION 5.01  Payments of Principal, Premium, if any, and Interest, if any.   36

SECTION 5.02  Office or Agency for Certain Purposes .......................   36

SECTION 5.03  Maintenance of Corporate Existence and Payment of Taxes .....   37

SECTION 5.04  Limitations on Liens ........................................   38

SECTION 5.05  Due Authorization of Securities .............................   40

SECTION 5.06  Appointments to Fill Vacancies in Trustee's Office ..........   41

SECTION 5.07  Provisions as to Paying Agent ...............................   41


SECTION 5.08  Annual Officers' Certificate to Trustee .....................   41

SECTION 5.09  Reports to Be Furnished Holders .............................   42

SECTION 5.10  Further Assurances ..........................................   42

SECTION 5.11. Company to Furnish Trustee Information as to Names
               and Addresses of Holders ...................................   42

                                   ARTICLE SIX

                           REMEDIES OF THE TRUSTEE AND
                           HOLDERS ON EVENT OF DEFAULT

SECTION 6.01  Events of Default Defined; Acceleration of Maturity; Waiver
                of Default ................................................   42

SECTION 6.02  Collection of Indebtedness by Trustee; Trustee May Prove
                Debt ......................................................   45

SECTION 6.03  Application of Proceeds .....................................   46

SECTION 6.04  Limitations on Suits by Holders .............................   47

SECTION 6.05  Powers and Remedies Cumulative; Delay or Omission Not
                Waiver ....................................................   47

SECTION 6.06  Control by Holders; Waiver of Default .......................   48

                                  ARTICLE SEVEN

                             CONCERNING THE TRUSTEE

SECTION 7.01  Certain Rights of Trustee ...................................   48

SECTION 7.02  Trustee Not Responsible for Recitals, etc ...................   49

SECTION 7.03  Trustee and Others May Hold Securities ......................   49

SECTION 7.04  Moneys Held by Trustee or Paying Agent ......................   50

SECTION 7.05  Compensation of Trustee and Its Lien ........................   50

SECTION 7.06  Right of Trustee to Rely on Certificate of Certain
                Officers ..................................................   50

SECTION 7.07  Persons Eligible for Appointment As Trustee .................   51



SECTION 7.08  Resignation and Removal of Trustee; Appointment of
                Successor .................................................   51

SECTION 7.09  Acceptance of Appointment by Successor Trustee ..............   52

SECTION 7.10  Merger, Conversion or Consolidation of Trustee ..............   53

SECTION 7.11  Judgment Currency............................................   53

SECTION 7.12  Authenticating Agents.........................................  54

SECTION 7.13  Reports by Trustee............................................  56

SECTION 7.14  Trustee Risk .................................................  56

                                  ARTICLE EIGHT

                             CONCERNING THE HOLDERS

SECTION 8.01  Evidence of Action Taken by Holders ..........................  57

SECTION 8.02  Proof of Execution of Instruments and of Holding of
                  Securities ...............................................  57

SECTION 8.03  Securities Owned by Company Deemed Not Outstanding ...........  59

SECTION 8.04  Right of Revocation of Action Taken ..........................  59

                                  ARTICLE NINE

                                HOLDERS' MEETINGS

SECTION 9.01  Purposes for Which Holders' Meetings May Be Called ...........  60

SECTION 9.02  Call of Meetings by Trustee ..................................  60

SECTION 9.03  Company and Holders May Call Meeting .........................  60

SECTION 9.04  Persons Entitled to Vote at Meeting ..........................  60

SECTION 9.05  Determination of Voting Rights; Conduct and Adjournment
                of Meeting .................................................  61

SECTION 9.06  Counting Votes and Recording Action of Meeting ...............  62


                                   ARTICLE TEN
                             SUPPLEMENTAL INDENTURES

SECTION 10.01  Supplemental Indentures Without Consent of Holders...........  62

SECTION 10.02  Supplemental Indentures With Consent of Holders..............  64

SECTION 10.03  Effect of Supplemental Indentures............................  65

SECTION 10.04  Notation on Securities in Respect of Supplemental Indentures.  65

SECTION 10.05  Documents to Be Given Trustee................................  65

                                 ARTICLE ELEVEN

                         CONSOLIDATION, MERGER AND SALE

SECTION 11.01  Company May Consolidate or Merge, etc.......................   66

SECTION 11.02  Conditions to Consolidation or Merger, etc. ................   66

SECTION 11.03  Documents and Opinion to Be Furnished to the Trustee .......   67

                                 ARTICLE TWELVE

                    SATISFACTION AND DISCHARGE OF INDENTURE;
                          DEFEASANCE; UNCLAIMED MONEYS

SECTION 12.01  Satisfaction and Discharge of Indenture.....................   68

SECTION 12.02  Defeasance .................................................   68

SECTION 12.03  Application by Trustee of Funds Deposited for Payment of
                 Securities ...............................................   69

SECTION 12.04  Repayment of Moneys Held by Paying Agent ...................   69

SECTION 12.05  Return of Unclaimed Moneys .................................   70

                                ARTICLE THIRTEEN

              IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND
                                    DIRECTORS

SECTION 13.01  Personal Immunity from Liability of Incorporators,
                  Stockholders, etc. ......................................   70


                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

               SECTION 1.01 Definitions. The following terms (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture which are defined (either directly or by reference) in the Trust Indenture Act of 1939, as amended (except as herein otherwise expressly provided or unless the context otherwise requires) shall have the meanings so assigned to such terms.

               "Authenticating Agent" means any agent of the Trustee which at any time shall be appointed and acting pursuant to the provisions of
     Section 7.12.

               "Authorized Newspaper" means a newspaper of general circulation in the place of publication printed in the English language or in an official language of the country of publication and customarily published on each Business Day of the year, whether or not such newspaper is published on Saturdays, Sundays, or legal holidays. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or different newspapers in the same place of publication meeting the foregoing requirements and in each case on any Business Day.

               "Bearer Security" means any Security in the form of bearer securities established pursuant to Section 2.03 that is payable to bearer including any coupons appertaining thereto unless (i) the context otherwise indicates or (ii) the term "coupon" is separately employed for purposes of clarity.

               "Board of Directors" means the Board of Directors of the Company, or any duly authorized committee of such Board or any officers of the Company duly authorized so to act by such Board.

               "Board Resolution" means a copy of a resolution or resolutions certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors (or by the Finance Committee of the Board of Directors or any other committee to the extent that such other committee has been authorized by the Board of Directors to adopt a "Board Resolution" for purposes hereof) and to be in full force and effect on the date of such certification and delivered to the Trustee.

               "Business Day" when used with respect to any Place of Payment or in conjunction with the name of a city, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or city are authorized or obligated by or pursuant to law, regulation or executive order to close, and shall otherwise mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions at the place where any specified act pursuant to this Indenture is to occur are authorized or obligated by or pursuant to law, regulation or executive order to close.


               "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

               "Component Currency" has the meaning specified in Section
     3.11(i).

               "Consolidated Net Worth" means, at any time, the amount which would be included under shareholder's equity on a balance sheet of the Company and the Consolidated Subsidiaries at such time, determined on a consolidated basis in accordance with GAAP.

               "Consolidated Subsidiary" and "Consolidated Subsidiaries" means, respectively, any or all Subsidiaries the accounts of which are properly included in the Company's consolidated financial statements.

               "Conversion Date" has the meaning specified in Section 3.11(e).

               "Conversion Rate" has the meaning specified in Section 7.11.

               "corporation" includes corporations, associations, companies and business trusts.

               "coupon" means any interest coupon appertaining to a Bearer Security.

               "debt securities" means notes, bonds, debentures or other similar evidences of indebtedness for money borrowed.

               "Defaulted Interest" has the meaning specified in Section 3.07.

               "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depositary by the Company pursuant to
     Section 3.01 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Securities of that series.

               "Dollar" means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

               "Dollar Determination Agent" means a New York clearing house bank appointed by the Company.

               "Dollar Equivalent of the Currency Unit" has the meaning specified in Section 3.11(h).

               "Dollar Equivalent of the Foreign Currency" has the meaning specified in Section 3.11(g).

               "ECU" means the European Currency Unit as defined and revised from time to time by the Council of the European Communities.

               "European Communities" means the European Economic Community, the European Coal and Steel Community and the European Atomic Energy Community as constituted from time to time.

               "Event of Default" means any event specified in Section 6.01, continued for the period of time, if any, and after the giving of the notice, if any, therein designated.

               "Exchange Rate Agent" means the entity appointed by the Company pursuant to Section 8.02.

               "Exchange Rate Officer's Certificate" means a tested telex or a certificate setting forth (i) the applicable Official Exchange Rate and
     (ii) the Dollar or Foreign Currency or currency unit amounts of principal, premium, if any, and interest, if any, respectively (on an aggregate basis and on the basis of a Security having a principal amount of 1,000 in the relevant currency or currency unit), payable on the basis of such Official Exchange Rate, sent (in the case of a telex) or executed (in the case of a certificate) by the Treasurer or any Assistant Treasurer of the Company and delivered to the Trustee; such tested telex or certificate need not comply with Section 314(e) of the Trust Indenture Act.

               "Foreign Currency" means a currency issued by the government of any country other than the United States of America.

               "Foreign Subsidiary" means any Subsidiary the principal assets of which are located, the principal activities of which are conducted, or which is incorporated, outside of any State of the United States of America or the District of Columbia.

               "GAAP" means United States generally accepted accounting principles.

               "Global Security" means a Registered Security or Bearer Security evidencing all or part of a series of Securities issued to the Depositary for such series in accordance with Section 3.03.

               "Holder" with respect to a Registered Security, means a Person in whose name such Registered Security is registered in the Security Register, and, with respect to a Bearer Security or a coupon, means the bearer thereof.

               "indebtedness" means any obligation which in accordance with GAAP would be classified as indebtedness, but excluding any unearned insurance premium reserves. For all purposes of this Indenture, all indebtedness which is either (a) secured by a mortgage, lien or other encumbrance upon property owned by any corporation, although such corporation has not assumed or become liable for the payment of such indebtedness, or (b) guaranteed by any corporation shall be deemed to have been assumed by such corporation and to be included in any reference to the indebtedness of such corporation.

               "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the form and terms of particular series of Securities established as contemplated by Section 3.01.

               "interest" when used with respect to an Original Issue Discount Security which by its terms bears interest only after maturity, means interest payable after maturity.

               "Interest Payment Date" when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

               "mandatory sinking fund payment" has the meaning specified in
     Section 4.05.

               "Market Exchange Rate" has the meaning specified in Section 3.11(i).

               "maturity" when used with respect to any Security, means the date on which the principal (or a portion thereof) of such Security becomes due and payable as therein or herein provided, whether at Stated Maturity or by declaration of acceleration, notice of redemption, request for redemption at the option of the Holder, exercise of option to elect early maturity or otherwise.

               "Nonsubstantial Subsidiary" has the meaning specified in Section 11.03.

               "Officers' Certificate" means a certificate signed by the Chairman of the Board of Directors, a Vice Chairman of the Board of Directors, the President, a Member of the Office of the President or any Vice President, and the Treasurer, the Secretary or any Assistant Treasurer or Assistant Secretary, of the Company, and delivered to the Trustee. Each such Officers' Certificate shall contain the statements provided in Section 314(e) of the Trust Indenture Act, if applicable.

               "Official Exchange Rate" means with respect to any payment to be made hereunder, the exchange rate between the relevant currency or currency unit and the currency or currency unit of payment calculated by the Exchange Rate Agent for the Securities of the relevant series (or in the case of ECU, reported by the Commission of the European Communities and currently based on the rates in effect at 2:30 p.m., Brussels time, on the exchange markets of the Component Currencies of ECU), on the Business Day (in the city in which such Exchange Rate Agent has its principal office) immediately preceding delivery of any Exchange Rate Officer's Certificate.

               "Opinion of Counsel" means a written opinion of counsel, who may be counsel for or an employee of the Company, which is acceptable in form and substance to the Trustee. Each Opinion of Counsel shall contain the statements provided in Section 314(e) of the Trust Indenture Act, if applicable.

               "optional sinking fund payment" has the meaning specified in
     Section 4.05.

               "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 6.01.

               "Outstanding" when used with reference to Securities, subject to the provisions of Section 8.04, means, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except

               (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

               (b) Securities or portions thereof for the payment or redemption of which moneys or, as provided in Section 12.02 hereof, Foreign Government Securities or U.S. Government Obligations, as the case may be, in the necessary amount shall have been deposited in trust with the Trustee or with any Paying Agent (other than the Company) or (except for purposes of Section 12.01) shall have been set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent), provided that if such Securities are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as in Article Four provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

               (c) Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to Section 3.06;

     provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have taken any action, given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether a quorum is present at a meeting of Holders of Securities, the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the maturity thereof pursuant to Section 6.01.

               "Paying Agent" means any Person authorized by the Company to pay the principal of, premium, if any, and interest, if any, on any Securities on behalf of the Company.

               "Person" or "person" means an individual, a corporation, a partnership, a trust, an unincorporated organization or a government or any agency or political subdivision thereof.

               "Place of Payment" when used with respect to the Securities of any series, means the principal office of the Trustee or such other place or places where the principal of, premium, if any, and interest, if any, on the Securities of that series are payable as specified in accordance with
     Section 3.01.

               "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security, and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

               "principal office of the Trustee" means the principal office of the Trustee in New York, New York at which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is that indicated in Section 7.15 of this Indenture, except that with respect to the presentation of Securities for payment or for registration of transfer and exchange, such term shall mean the office or the agency of the Trustee in said city at which at any particular time its corporate agency business shall be conducted, which office at the date hereof is as indicated in such Section.

               "redemption date" when used with respect to any Security to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

               "redemption price" when used with respect to any Security to be redeemed, means the price (exclusive of accrued interest, if any) at which it is to be redeemed pursuant to this Indenture.

               "Registered Security" means any Security in the form of registered securities established pursuant to Section 2.03 that is registered in the Security Register.

               "Regular Record Date" for the interest payable on any Interest Payment Date on the Registered Securities of any series means the day specified for that purpose as contemplated by Section 3.01, whether or not such day shall be a Business Day.

               "Required Currency" has the meaning specified in Section 1.13.

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



               "Responsible Officer" when used with respect to the Trustee, means any officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

               "Security" or "Securities" means one or more, as the case may be, of the Company's debt securities authenticated and delivered under this Indenture, which may be Registered Securities or Bearer Securities.

               "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.05.

               "Special Record Date" for the payment of any Defaulted Interest on the Registered Securities of any series means a date fixed by the Trustee pursuant to Section 3.07.

               "Specified Amount" has the meaning specified in Section 3.11(i).

               "Stated Maturity" when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security or a coupon representing such installment of interest as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

               "stock" includes any and all shares, interests, participations or other equivalents (however designated) of corporate stock.

               "Subsidiary" means any corporation more than 50% of the voting stock of which shall at the time be owned by the Company or by one or more Subsidiaries or by the Company and one or more Subsidiaries, but shall not include any corporation of which the Company and/or one or more Subsidiaries owns directly or indirectly less than 50% of the outstanding stock of all classes having ordinary voting power for the election of directors but more than 50% of the outstanding shares of stock of a class having by its terms ordinary voting power as a class to elect a majority of the board of directors of such corporation.

               "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

               "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended.

               "United States" means the United States of America (including the States thereof and the District of Columbia), its territories and possessions, the Commonwealth of Puerto Rico and other areas subject to its jurisdiction.

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



               "United States Person" has the meaning as determined by Section 3.01(18).

               "Valuation Date" has the meaning specified in Section 3.11(e).

               "voting stock" as applied to the stock of any corporation, means stock having ordinary voting power for the election of directors of such corporation, other than stock having such power only by reason of the happening of a contingency.

               "Wholly-owned Subsidiary" means a Consolidated Subsidiary all of the stock (other than shares issued or sold for the purpose of qualifying directors) of which shall at the time be owned by the Company or by one or more Wholly-owned Subsidiaries or by the Company and one or more Wholly-owned Subsidiaries.

               SECTION 1.02 Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

               Any certificate, statement or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representation with respect to the matters upon which his certificate, statement or opinion is based are erroneous. Any certificate, statement or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate, statement or opinion of or representations by an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate, statement or opinion or representation with respect to such matters are erroneous.

               Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

               SECTION 1.03 Notices, Etc., to Trustee and Company. Any request, demand, authorization, direction, notice, consent, waiver or act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                    (1) the Trustee by any Holder or by the Company shall be made, given, furnished or filed in writing to or with the Trustee at the principal office of the Trustee and unless otherwise herein expressly provided, any such document shall be deemed to be sufficiently made, given, furnished or filed upon its receipt by a Responsible Officer of the Trustee, or

                    (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at 400 Bellevue Parkway, Wilmington, Delaware 19809,
                    Attention: Secretary, or at any other address previously furnished in writing to the Trustee by the Company.

               SECTION 1.04 Notice to Holders; Waiver.

               (a) Where this Indenture provides for notice to Holders of Registered Securities of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to each Holder of a Registered Security affected by such event and to such other Holders of Securities as have, within two years preceding such transmission, filed their names and addresses with the Trustee for that purpose, at his address as it appears in the Security Register, not later than the latest date and not earlier than the earliest date prescribed for the giving of such notice, and in the event of suspension of regular mail service or for any other reason it shall be impracticable to give such notice to Holders of Registered Securities by mail, then such notification to Holders of Registered Securities shall be made in the manner specified in Section 1.04(b) and such notification shall constitute sufficient notification for every purpose hereunder. In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Securities or the sufficiency of any notice by publication to Holders of Securities given as provided in Section 1.04(b).

               (b) Where (x) this Indenture provides for notice to Holders of Bearer Securities or (y) if there has been a suspension of regular mail service or for any other reason it is impracticable to give notice to Holders of Registered Securities by mail, such notice shall be sufficiently given if published on a Business Day in an Authorized Newspaper in The City of New York and, if the Securities of such series are then listed on The International Stock Exchange of the United Kingdom and the Republic of Ireland and such stock exchange shall so require, in London and, if the Securities of such series are then listed on the Luxembourg Stock Exchange and such stock exchange shall so require, in Luxembourg and, if the Securities of such series are then listed on any other stock exchange outside the United States and such stock exchange shall so require, in any other required city outside the United States, or, if not practicable in any required city, in London, such publication to be not earlier than the earliest date and not later than the latest date prescribed for the giving of such notice. In case by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice as provided in this
     Section 1.04(b), then such notification as shall be acceptable to the Trustee shall constitute sufficient notice to such Holders for every purpose under this Section 1.04(b). Neither failure to give notice by publication as provided in this
     Section 1.04(b), nor any defect in any notice so published, shall affect the sufficiency of any notice mailed to Holders of Registered Securities as provided in Section 1.04(a).

               (c) Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

               (d) Any request, demand, authorization, notice, consent, election, waiver or other act required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

               SECTION 1.05 Conflict With Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

               SECTION 1.06 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

               SECTION 1.07 Successors and Assigns. All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

               SECTION 1.08 Separability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

               SECTION 1.09 Benefits of Indenture. Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

               SECTION 1.10 Governing Law. This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

               SECTION 1.11 Legal Holidays. Unless otherwise provided by Section 3.01, in any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities) payment of the principal of, premium, if any, or interest, if any, on such Security need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no additional interest shall accrue with respect to the payment due on such date for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to the next succeeding Business Day.

               SECTION 1.12 Moneys of Different Currencies to be Segregated. The Trustee shall segregate moneys, funds and accounts held by the Trustee hereunder in one currency (or unit thereof) from any moneys, funds or accounts in any other currencies (or units thereof), notwithstanding any provision herein which would otherwise permit the Trustee to commingle such amounts.

               SECTION 1.13 Payment to be in Proper Currency. In the case of any Security denominated in any particular currency or currency unit (the "Required Currency"), except as otherwise provided herein, therein or in or pursuant to the related Board Resolution or supplemental indenture, the obligation of the Company to make any payment of principal of, premium, if any, or interest, if any, thereon shall not be discharged or satisfied by any tender by the Company, or recovery by the Trustee, in any currency or currency unit other than the Required Currency, except to the extent that such tender or recovery, if exchanged for the Required Currency by the Trustee at its election as provided in the next sentence, shall result in the Trustee timely holding the full amount of the Required Currency then due and payable. Neither the Trustee nor any Paying Agent shall be obligated to make any payment in any currency or currency unit other than the currency or currency unit tendered to, or recovered by, the Trustee or such Paying Agent. Notwithstanding the foregoing, if any such tender or recovery is made in other than the Required Currency, the Trustee may take such actions as it considers appropriate to exchange such other currency or currency unit for the Required Currency. The costs and risks of any such exchange, including without limitation the risks of delay and exchange rate fluctuation, shall be borne by the Company, the Company shall remain fully liable for any shortfall or delinquency in the full amount of the Required Currency then due and payable and in no circumstances shall the Trustee be liable therefor. The Company hereby waives any defense of payment based upon any such tender or recovery which is not in the Required Currency, or which, when exchanged for the Required Currency by the Trustee, is less than the full amount of the Required Currency then due and payable.

                                   ARTICLE TWO

                                 SECURITY FORMS

               SECTION 2.01 Forms Generally. The Securities of each series shall be in substantially the form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed

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


     thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of any such action taken shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the written order of the Company contemplated by Section
     3.03 for the authentication and delivery of the initial Securities of each series. Any such Board Resolution or record of such action shall have attached thereto a true and correct copy of the form of Security referred to therein approved by or pursuant to such Board Resolution.

               The Trustee's certificate of authentication shall be in substantially the form set forth in this Article Two.

               The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities as evidenced by their execution of such Securities.

               SECTION 2.02 Form of Trustee's Certificate of Authentication. The Trustee's certificate of authentication on all Securities shall be in substantially the following form:

               This is one of the Securities of the series designated therein issued under the within-mentioned Indenture.

                                        [full name of Trustee]
                                        as Trustee

                                        By______________________________________
                                                  Authorized Officer

               SECTION 2.03 Forms of Securities. Each Security shall be in one of the forms approved from time to time by or pursuant to a Board Resolution or one or more indentures supplemental hereto which shall set forth the information required by Section 3.01. Unless otherwise provided as contemplated by Section 3.01 with respect to any series of Securities, the Securities of each series shall be issuable in registered form without coupons. If so provided as contemplated by Section 3.01, the Securities of a series shall be issuable in whole or in part (a) in bearer form, with interest coupons attached, (b) in registered and bearer form or (c) in the form of one or more Global Securities.

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


                                  ARTICLE THREE

                                 THE SECURITIES

               SECTION 3.01 Amount Unlimited; Issuable in Series. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

               The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the initial issuance of Securities of any series,

               (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities, except to the extent that additional Securities of an existing series are being issued);

               (2) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.04, 3.05, 3.06, 4.03 or 10.04);

               (3) the date or dates on which the principal of and premium, if any, on the Securities of the series are payable or the method of determination thereof;

               (4) the rate or rates (which may be fixed or variable), or the method of determination thereof, at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, or the method of determination thereof, the Interest Payment Dates on which such interest shall be payable and (in the case of Registered Securities) the Regular Record Date for the interest payable on any Interest Payment Date;

               (5) if other than such currency of the United States of America as at the time of payment is legal tender for payment of public or private debts, the currency or currencies or currency unit or units, in which payment of the principal of, premium, if any, or interest, if any, on the Securities of the series shall be payable and the Dollar Determination Agent, if any, for such series;

               (6) if the principal of, premium, if any, or interest, if any, on the Securities of the series are to be payable, at the election of the Company or a Holder, in a currency or currencies or currency unit or units, other than that in which the Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made or the other circumstances under which any of such Securities are to be so payable, including without limitation the application of Section 3.11 and any deletions to, modifications of or additions to the provisions thereof, and any provision requiring the Holder to bear currency exchange costs by deduction from such payments;

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


               (7) if the amount of payments of principal of, premium, if any, or interest, if any, on any of the Securities of the series may be determined with reference to an index, formula, or other method based on
     (i) a currency or currencies, or currency unit or units other than that in which such Securities are stated to be payable or (ii) any method not inconsistent with the provisions of this Indenture specified in or pursuant to such Board Resolution, then in either case (i) or (ii) the manner in which such amounts shall be determined;

               (8) the place or places where the principal of, premium, if any, and interest, if any, on the Securities of the series shall be payable;

               (9) if applicable, the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

               (10) the obligation, if any, of the Company to redeem, purchase or repay Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

               (11) whether Bearer Securities of the series are to be issuable and, if so, (i) whether Registered Securities of the series are also to be issuable and (ii) the manner in which such Bearer Securities are to be dated;

               (12) if Bearer Securities of the series are to be issuable, (x) whether interest in respect of any portion of a temporary Global Security (representing all of the Outstanding Bearer Securities of the series) payable in respect of any Interest Payment Date prior to the exchange of such temporary Security for definitive Securities in the series shall be paid to any Depositary with respect to the portion of such temporary Global Security held for its account and, in such event, the terms and conditions (including any certification requirements) upon which any such interest payment received by such Depositary will be credited to the Persons entitled to interest payable on such Interest Payment Date, and (y) the terms upon which interests in such temporary Global Security may be exchanged for interests in a permanent Global Security or for definitive Securities of the series and the terms upon which interests in a permanent Global Security, if any, may be exchanged for definitive Securities of the series;

               (13) whether the Securities of the series shall be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depositary for such Global Security or Securities;

               (14) the denominations in which Registered Securities of the series, if any, shall be issuable, if other than the denominations of $1,000 and any integral multiple thereof, and the denominations in which Bearer Securities of the series, if any, shall be issuable if other than the denomination of $5,000;

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


               (15) if other than the principal amount thereof, the portion of the principal amount of any of the Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 6.01;

               (16) any provisions relating to the satisfaction and discharge of the Securities of the series that are modifications of or in addition to those specified in Section 12.02;

               (17) any deletions from or modifications of or additions to the Events of Default set forth in Section 6.01 or the covenants of the Company set forth in Article Five pertaining to the Securities of the series;

               (18) whether and under what circumstances and with what procedures and documentation the Company will pay additional amounts on any of the Securities of the series to any Holder who is not a United States Person (including a definition of such term), in respect of any tax, assessment or governmental charge withheld or deducted and, if so, whether the Company will have the option to redeem such Securities rather than pay additional amounts (and the terms of any such option);

               (19) the Person to whom any interest on any Registered Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, the manner in which, or the Person to whom, any interest on any Bearer Security of the series shall be payable, if otherwise than upon presentation and surrender of the coupons appertaining thereto as they severally mature and the extent to which, or the manner in which, any interest payable on a temporary Global Security on an Interest Payment Date will be paid if other than in the manner provided in Section 3.04;

               (20) the form of the Securities of the series; and

               (21) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture or adversely affect the rights of Holders of any other series of Securities then outstanding).

               If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be delivered to the Trustee at or prior to the initial issuance of Securities of such series.

               SECTION 3.02 Denominations. Unless otherwise provided as contemplated by Section 3.01 with respect to any series of Securities and except as provided in Section 3.03, the Registered Securities of each series, if any, shall be issuable in denominations of $1,000 and any integral multiple thereof and the Bearer Securities of each series, if any, shall be issuable in the denomination of $5,000. Securities of each series shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plan as the officers of the Company executing the same may determine with the approval of the Trustee.

               SECTION 3.03 Execution, Authentication, Delivery and Dating. The Securities shall be signed on behalf of the Company by the Chairman of the Board of Directors, a Vice Chairman of the Board of Directors, the President, a Member of the Office of the President or a Vice President and by its Treasurer or an Assistant Treasurer or its Secretary or an Assistant Secretary, under its corporate seal. Such signatures may be manual or facsimile signatures of the present or any future such authorized officers and may be imprinted or otherwise reproduced on the Securities. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities. Any coupons shall be executed on behalf of the Company by the manual or facsimile signature of any such authorized officer of the Company.

               Only such Securities as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, executed by the Trustee, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee upon any Security executed by the Company shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder.

               Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

               At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication. The Trustee shall thereupon authenticate and deliver such Securities to or upon the written order of the Company, signed by the Chairman of the Board of Directors, a Vice Chairman of the Board of Directors, the President, a Member of the Office of the President or a Vice President and by its Treasurer or an Assistant Treasurer or by its Secretary or an Assistant Secretary, without any further action by the Company; provided, however, that in connection with its original issuance, a Bearer Security may be delivered only outside the United States and only if the Company or its agent shall have received from the person entitled to delivery of such Bearer Security a certificate substantially in the form set forth as Exhibit A hereto. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 315 of the Trust Indenture Act) shall be fully protected in relying upon the documents specified in Section 314 of the Trust Indenture Act, and, in addition:

               (a) a Board Resolution relating thereto, and, if applicable, an appropriate record of any action taken pursuant to such Board Resolution, certified by the Secretary or an Assistant Secretary of the Company;

               (b)  an executed supplemental indenture, if any; and

               (c) an Opinion of Counsel (which shall contain the statements provided in Section 314 of the Trust Indenture Act) which shall state, subject to any conditions concerning actions to be taken subsequent to the date of such Opinion of Counsel specified in such Opinion of Counsel

                    (1) that the form and terms of such Securities have been established by or pursuant to one or more Board Resolutions, by a supplemental indenture as permitted by Section 10.01(f), or by both such resolution or resolutions and such supplemental indenture, in conformity with the provisions of this Indenture;

                    (2) that the supplemental indenture, if any, when executed and delivered by the Company and the Trustee, will constitute a valid and legally binding obligation of the Company;

                    (3) that such Securities when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company in accordance with their terms and will be entitled to the benefits of this Indenture;

                    (4) that all requirements of this Indenture applicable to the Company in respect of the execution and delivery by the Company of such Securities and of such supplemental indenture, if any, have been complied with and that, assuming (a) all requisite corporate authorization on the part of the Trustee, (b) continued compliance by the Trustee with the terms of the Indenture specifically applicable to the Trustee, and (c) due authentication and delivery of such Securities by the Trustee, the execution and delivery of such supplemental indenture, if any, will not violate the terms of this Indenture, and that, other than compliance with federal and state securities laws, no authorization, approval or consent by any regulatory or statutory or other public authority is required in connection with the execution and delivery of such supplemental indenture or for the creation, issuance, authentication and delivery of the Securities pursuant to this Indenture;

                    (5) that the Company has the corporate power to issue such Securities and has duly taken all necessary corporate action with respect to such issuance; and

                    (6) that the issuance of such Securities will not contravene the Restated Certificate of Incorporation or By-Laws of the Company or result in a violation of any of the terms or provisions of any law or regulation or of any indenture, agreement or undertaking referred to in any registration statement pertaining to such Securities or other report filed by the Company with the Commission or in

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


                    the minutes of the Board of Directors, Executive or Finance Committee of the Company, all as of the date of such Opinion.

               The Trustee shall have the right to decline to authenticate and deliver the Securities of such series if the Trustee, being advised by counsel, determines that such action may not lawfully be taken, would expose the Trustee to personal liability to existing Holders or would add to the obligations and duties of the Trustee hereunder in any material respect. In addition, prior to the authentication upon original issuance of the first Security of a series to be issued, which is denominated in a Foreign Currency or currency unit, the Trustee shall have the right to decline to authenticate and deliver any Securities of such series if the Trustee determines in its reasonable discretion that it would not be able to properly fulfill its obligations hereunder in respect of such Securities or to do so would be unduly burdensome to the Trustee.

               If the Company shall establish pursuant to Section 3.01 that the Securities of a series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee shall, in accordance with this Section and the written order of the Company with respect to such series, authenticate and deliver one or more Global Securities in temporary or permanent form that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of the Outstanding Securities of such series to be represented by one or more Global Securities, (ii) shall be registered, if in registered form, in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary, and (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instruction.

               Each Depositary designated pursuant to Section 3.01 for a Global Security in registered form to be delivered in the United States must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange of Act of 1934, as amended, and any other applicable statute or regulation.

               Each Registered Security shall be dated the date of its authentication. Each Bearer Security shall be dated as of the date specified as contemplated by Section 3.01.

               Notwithstanding the provisions of Section 3.01 and of this
     Section 3.03, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 3.01 or the written order of the Company, Board Resolution, Officers' Certificate and Opinion of Counsel otherwise required pursuant to this Section 3.03 at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

               SECTION 3.04 Temporary Securities. Pending the preparation of a permanent Global Security or definitive Securities of any series, the Company may execute, and upon compliance with Section 3.03 the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form or, if authorized, in bearer form with one or more coupons or without coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities and coupons may determine, as evidenced by their execution of such Securities and coupons. In the case of Securities of any series, such temporary Securities may be in global form, representing all or a portion of the Outstanding Securities of such series.

               If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. Except as otherwise specified as contemplated by
     Section 3.01(12)(y) with respect to a series of Securities issuable as Bearer Securities, (a) after the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for such series and (b) upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any unmatured coupons appertaining thereto), the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations and of like tenor; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Registered Security; and provided further that no definitive Bearer Security shall be delivered in exchange for a temporary Security unless the Company or its agent shall have received from the person entitled to receive the definitive Bearer Security a certificate substantially in the form set forth in Exhibit A hereto; and provided further, delivery of a Bearer Security shall occur only outside the United States; and provided further that neither a beneficial interest in a permanent Global Security in bearer form nor a definitive Bearer Security will be issued if the Company has reason to know that such certificate is false. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series except as otherwise specified as contemplated by Section 3.01 with respect to the payment of interest on Securities in temporary form. Such exchanges shall be made by the Company at its expense and without any charge therefor.

               SECTION 3.05 Registration; Registration of Transfer and Exchange. The Company shall cause to be kept for each series of Registered Securities at one of the offices or agencies maintained in accordance with Section
     5.02 a register or registers herein sometimes collectively referred to as the "Security Register" in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of such Registered Securities and of transfers of such Registered Securities. Said office or agency is hereby appointed "Security Registrar" for the purpose of registering such Registered Securities and transfers of such Registered Securities as herein provided.

               Upon surrender for registration of transfer of any Registered Security of any series at an office or agency maintained in accordance with
     Section 5.02, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series and of like tenor, of any authorized denominations and of a like aggregate principal amount and Stated Maturity.

               In no case shall there be more than one Security Register for a series of Registered Securities.

               At the option of the Holder, Registered Securities of any series (except a Global Security) may be exchanged for other Registered Securities of the same series and of like tenor, of any authorized denominations and of a like aggregate principal amount and Stated Maturity, upon surrender of the Registered Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive. Bearer Securities may not be delivered in exchange for Registered Securities.

               Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for Securities in definitive form, a Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

               At the option of the Holder except as otherwise specified as contemplated by Section 3.01(12)(y) with respect to a Global Security issued in bearer form, Registered Securities may be issued in exchange for Bearer Securities of the same series (if the Securities of such series are issuable as Registered Securities) or Bearer Securities of any series may be issued in exchange for Bearer Securities of the same series (if Bearer Securities of such series are issuable in more than one denomination), of any authorized denomination and of like tenor and aggregate principal amount, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured coupons and all matured coupons in default thereto appertaining; provided, however, delivery of a Bearer Security shall occur only outside the United States. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Company if there be furnished to the Company and the Trustee such security or indemnity as the Company may require in its sole discretion to save the Company, the Trustee and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section 5.02, interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series after the close of business at such office or agency on (i) any Regular

     Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Payment Date and before the opening of business at such office or agency on the related date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date of payment, as the case may be.

               If at any time the Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for the Securities of such series shall no longer be eligible under Section 3.03, the Company shall appoint a successor Depositary with respect to the Securities of such series. If a successor Depositary for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to Section 3.01(13) shall no longer be effective with respect to the Securities of such series and the Company will execute, and the Trustee, upon receipt of a written order of the Company for the authentication and delivery of definitive Securities of such series, will authenticate and deliver as specified in such written order, Securities of such series in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

               The Company may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a written order of the Company for the authentication and delivery of definitive Securities of such series, will authenticate and deliver as specified in such written order, Securities of such series in definitive form and in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

               If specified by the Company pursuant to Section 3.01 with respect to a series of Securities, the Depositary for such series of Securities may surrender a Global Security for such series of Securities in exchange in whole or in part for Securities of such series in definitive form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge,

                    (i) to each Person specified by such Depositary a new Security or Securities of the same series, of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and

                    (ii) to such Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities delivered to Holders thereof.

               In any exchange provided for in any of the preceding three paragraphs, the Company will execute and the Trustee will authenticate and deliver Securities (a) in definitive registered form in authorized denominations, if the Securities of such series are issuable as Registered Securities, (b) in definitive bearer form in authorized denominations, with coupons attached, if the Securities of such series are issuable as Bearer Securities or (c) as either Registered or Bearer Securities, if the Securities of such series are issuable in either form; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Global Security unless the Company or its agent shall have received from the person entitled to receive the definitive Bearer Security a certificate substantially in the form set forth in Exhibit A hereto; and provided further that delivery of a Bearer Security shall occur only outside the United States; and provided further that no definitive Bearer Security will be issued if the Company has reason to know that such certificate is false.

               Upon the exchange of a Global Security for Securities in definitive form, such Global Security shall be cancelled by the Trustee. Registered Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security shall instruct the Trustee. The Trustee shall deliver such Registered Securities to the persons in whose names such Securities are so registered. The Trustee shall deliver Bearer Securities issued in exchange for a Global Security pursuant to this Section to the persons, and in such denominations, as the Depositary for such Global Security shall instruct the Trustee; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Global Security unless the Company or its agent shall have received from the person entitled to receive the definitive Bearer Security a certificate substantially in the form set forth in Exhibit A hereto; and provided further that delivery of a Bearer Security shall occur only outside the United States; and provided further that no definitive Bearer Security will be issued if the Company has reason to know that such certificate is false.

               All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

               Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

               No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities.

               The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any particular series during a period beginning at the opening of business 15 days before the day of selection of Securities of such series to be redeemed under Section 4.02 and ending at the close of business on the day of the mailing of a notice of redemption of Securities of such series selected for redemption, or (ii) to register the transfer of or exchange any Registered Security so selected for redemption in whole or in part, except the unredeemed portion of any Registered Security being redeemed in part, or (iii) to exchange any Bearer Security so selected for redemption except that such a Bearer Security may be exchanged for a Registered Security of that series (if the Securities of such series are issuable as Registered Securities), provided that such Registered Security shall be immediately surrendered for redemption with written instruction for payment consistent with the provisions of this Indenture.

               SECTION 3.06 Mutilated, Destroyed, Lost and Stolen Securities. If any mutilated Security, or a Bearer Security with one or more mutilated coupons appertaining to it, is surrendered to the Trustee, the Company shall execute, and the Trustee shall authenticate and deliver in exchange therefor a new Security, with, if Bearer Securities, all coupons corresponding to the coupons surrendered with the surrendered Bearer Security (including mutilated coupons), if any, of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

               If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or coupon and (ii) such security or indemnity as may be required by them to hold each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security or coupon has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen coupon appertains (upon surrender to the Trustee of such Security with all appurtenant coupons not destroyed, lost or stolen), a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen coupon appertains.

               In case any such mutilated, destroyed, lost or stolen Security or coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security or coupon, pay such Security or coupon; provided, however, that principal of (and premium, if any) and any interest on Bearer Securities shall, except as otherwise provided in Section 5.02, be payable only at an office or agency located outside the United States and unless otherwise specified as contemplated by
     Section 3.01, any interest on Bearer Securities shall be payable only upon presentation and surrender of the coupons appertaining thereto.

               Upon the issuance of any new Security or coupon under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

               Every new Security or coupon of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security or coupon shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security or coupon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities or coupons of that series duly issued hereunder.

               The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.

               SECTION 3.07 Payment of Defaulted Interest; Interest Rights Preserved. Interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Registered Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

               Any interest on any Registered Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date, and such Defaulted Interest may be paid by the Company, at its election, as provided in either Clause (1) or (2) below:

               (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing as to the amount of Defaulted Interest proposed to be paid on each Registered Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Registered Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record

     Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date. In case a Bearer Security of any series is surrendered at the office or agency in a Place of Payment for such series in exchange for a Registered Security of such series after the close of business at such office or agency on any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such proposed date of payment and Defaulted Interest will not be payable on such proposed date of payment in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

               (2) The Company may make payment of any Defaulted Interest on the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Registered Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

               Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

               SECTION 3.08 Persons Deemed Owners. The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 3.07) interest, if any, on such Registered Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

               The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Bearer Security and the bearer of any coupon as the absolute owner of such Bearer Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Bearer Security or coupon be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

               None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

               SECTION 3.09 Cancellation. All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be destroyed by the Trustee and the Trustee shall deliver to the Company a certificate of destruction in respect thereof.

               SECTION 3.10 Computation of Interest. Except as otherwise specified as contemplated by Section 3.01 for Securities of any series, any interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

               SECTION 3.11 Currency and Manner of Payments in Respect of Securities. The provisions of this Section shall apply to the Securities of any series unless otherwise provided as contemplated by Section 3.01.

               (a) The following payment provisions shall apply to any Registered Security of any series denominated in Dollars, a Foreign Currency or any currency unit, including without limitation ECU, except as provided in paragraph (b) below:

                    (1) Except as provided in subparagraph (a)(2) or in paragraph (d) below, payment of principal of and premium, if any, on such Registered Security will be made at the Place of Payment by delivery of a check in the currency or currency unit in which the Security is denominated on the payment date against surrender of such Registered Security, and, at the option of the Company, any interest on any Registered Security will be paid at the Place of Payment by mailing a check in the currency or currency unit in which such interest is payable (which shall be the same as that in which the Registered Security is denominated unless otherwise provided) to the Holder entitled thereto at the address of such Holder appearing on the Security Register.

                    (2) Payment of the principal of, premium, if any, and interest, if any, on such Registered Security may also, subject to applicable laws and regulations, be made at such other place or places by any appropriate method as may be designated by the Company.

               (b) With respect to any Registered Security of any series denominated in any Foreign Currency or currency unit, including without limitation ECU, if the following provisions (or any substitute therefor, or addition thereto, not inconsistent with this Indenture) are established pursuant to Section 3.01 or a supplemental indenture hereto and if the Company has not, before the delivery of the election referred to in clause
     (1) below, deposited funds or securities

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


     in compliance with Section 12.01 or (if specified pursuant to Section 3.01)
     Section 12.02 or provided for the payment of the Securities pursuant to paragraph (a) above, the following payment provisions shall apply to any payment to be made prior to the giving of any notice to Holders of any election to redeem pursuant to Section 4.02, except as otherwise provided in paragraphs (e) and (f) below:

                    (1) A Holder of Registered Securities of a series shall have the option to elect to receive payments of principal of, premium, if any, and interest, if any, on such Registered Securities in a currency (including Dollars) or currency unit, other than that in which the Registered Security is denominated, as may be designated for such election in the certificates for such Registered Securities (or as provided pursuant to Section 3.01 or a supplemental indenture hereto). Such election shall be made by delivering to the Trustee a written election, in form and substance satisfactory to the Trustee, not later than the close of business in New York, New York, on the day 15 days prior to the applicable payment date, or, if such payment date is an Interest Payment Date, not later than the close of business in New York, New York, on the Regular Record Date for such Interest Payment Date. Such election will remain in effect for such Holder until changed by the Holder by written notice to the Trustee (but any such written notice must be received by the Trustee not later than the close of business on the day 15 days prior to the next payment date, or, if such payment date is an Interest Payment Date, the close of business on the Regular Record Date for such Interest Payment Date, to be effective for the payment to be made on such payment date and no such change may be made with respect to payments to be made on any Registered Security of such series with respect to which notice of redemption has been given by the Company pursuant to Article Four). Following delivery of such election to the Trustee and until such election is changed, payment of principal and premium, if any, will be made at the Place of Payment by delivery of a check in the currency or currency unit so elected on the payment date therefor against surrender of such Registered Security and payment of interest, if any, shall be made at the Place of Payment by mailing a check in the currency or currency unit so elected to the Holder entitled thereto at the address of such Holder appearing on the Security Register. Any Holder of any such Registered Security who shall not have delivered any election to the Trustee in accordance with this paragraph (b) will be paid the amount due on the applicable payment date in the Foreign Currency or currency unit in which the Registered Security is denominated or payable as provided in paragraph (a) of this
                    Section 3.11.

                    (2) Payment of the principal of, premium, if any, and interest, if any, on such Registered Security may also, subject to applicable laws and regulations, be made at such other place or places as may be designated by the Company by any appropriate method.

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               (c) Payment of the principal of, premium, if any, and interest, if any, on any Bearer Security will be made, except as provided in Section
     3.04 with respect to temporary Global Securities, unless otherwise specified pursuant to Section 3.01, at such place or places outside the United States as may be designated by the Company pursuant to any applicable laws or regulations by any appropriate method in the currency or currencies or currency unit or units in which the Bearer Security is payable (except as provided in paragraph (e) below) on the payment date therefor against surrender of the Bearer Security, in the case of payment of principal and premium, if any, or the relevant coupon, in the case of payment of interest, if any, to a Paying Agent designated for such series pursuant to Section 5.02.

               (d) If the election referred to in paragraph (b) above has been provided for pursuant to Section 3.01 and if at least one Holder has made such election, then, (i) not later than 10 days prior to each payment date, the Trustee shall deliver to the Company written notice specifying the respective aggregate amounts of principal of, premium, if any, and interest, if any, on the Securities to be paid on such payment date, and the currency or currency unit in which each of such respective aggregate amounts are to be paid, specifying the amounts so payable in respect of Registered Securities and Bearer Securities, and specifying the amounts so payable in respect of the Registered Securities denominated in each Foreign Currency or currency unit as to which the Holders shall have elected to be paid in another currency or currency unit as provided in paragraph (b) above, and (ii) not later than the seventh day prior to the applicable payment date the Company will deliver to the Trustee an Exchange Rate Officer's Certificate in respect of the Dollar or Foreign Currency or currency unit payments to be made on such payment date. The Dollar or Foreign Currency or currency unit amount receivable by Holders of the Securities denominated in a Foreign Currency or currency unit who have elected payment in another currency or currency unit as provided in paragraph (b) above shall be determined by the Company on the basis of the applicable Official Exchange Rate set forth in the applicable Exchange Rate Officer's Certificate.

               (e) If a Foreign Currency in which any Security is denominated or payable ceases to be recognized both by the government of the country which issued such currency and for the settlement of transactions by public institutions of or within the international banking community, or, with respect to any Securities denominated or payable in ECU, if ECU ceases to be used both within the European Communities and for the settlement of transactions by public institutions of or within the European Communities, or if any other currency unit in which a Security is denominated or payable ceases to be used for the purposes for which it was established, in each case determined in good faith by the Company, then with respect to each date for the payment of principal of, premium, if any, and interest, if any, on the applicable Security denominated or payable in such Foreign Currency, ECU or such other currency unit occurring after the last date on which such Foreign Currency, ECU or such other currency unit was so used (the "Conversion Date"), the Dollar shall become the alternative currency of payment for use on each such payment date (unless a currency or currency unit other than the Dollar is specified as the alternative currency of payment for the purposes of this paragraph in the certificates for such Securities (or as provided pursuant to Section 3.01 or a supplemental indenture hereto)); provided, however, that the Foreign Currency or ECU or the currency unit previously the currency of payment shall, at the Company's election, resume being the currency of payment on the first such payment date preceded by 15 Business Days during which the circumstances which gave rise to the Dollar (or such other currency or currency unit as may be specified as the alternative currency of payment) becoming such alternative currency of payment no longer prevail, in each case as determined in good faith by the Company. The Dollar (or such other currency or currency unit as may be specified as the alternative currency of payment) amount to be paid by the Company to the Trustee and by the Trustee or any Paying Agent to the Holder of such Security with respect to such payment date shall be the Dollar Equivalent of the Foreign Currency or, in the case of a currency unit, the Dollar Equivalent of the Currency Unit, as determined by the Dollar Determination Agent (which shall deliver its determination of such amount to be paid by the Company in writing to the Trustee not later than the fifth Business Day prior to the applicable payment date) as of the Conversion Date or, if later, the date most recently preceding the payment date in question on which such determination is possible of performance, but not more than 15 days before such payment date (such Conversion Date or date preceding a payment date as aforesaid being called the "Valuation Date") in the manner provided in paragraph (f) or (g) below.

               (f) If the Holder of a Registered Security denominated in a Foreign Currency or a currency unit elects payment in another designated Foreign Currency or currency unit as provided for by paragraph (b) above and (i) if a Foreign Currency is so elected and ceases to be used both by the government of the country which issued such currency and for the settlement of transactions by public institutions of or within the international banking community, or (ii) if ECU is so elected and ceases to be used both within the European Communities and for the settlement of transactions by public institutions of or within the European Communities, or (iii) if any such other currency unit is so elected and ceases to be used for the purposes for which it was established, then, in each case as determined in good faith by the Company, such Holder shall (subject to paragraph (d) above) receive payment in the Foreign Currency or currency unit in which the Registered Security is denominated. Each payment covered by an election pursuant to paragraph (b) above shall be governed by the provisions of this paragraph (f); provided, however, subject to any contravening valid election pursuant to paragraph (b) above, the designated Foreign Currency in case (i) or ECU in case (ii) or any other designated currency unit in case (iii) shall, at the Company's election, resume being the currency or currency unit, as applicable, of payment with respect to Registered Securities as to which the Holders have so elected, but only with respect to payments on payment dates preceded by 15 Business Days during which the circumstances which gave rise to such Foreign Currency or currency unit in which the Registered Security is denominated again becoming the currency or currency unit, as applicable, of payment pursuant to this paragraph (f), no longer prevail, in each case as determined in good faith by the Company.

               (g) The "Dollar Equivalent of the Foreign Currency" shall be determined by the Dollar Determination Agent as of each Valuation Date and shall be obtained by converting the specified Foreign Currency into Dollars (or such other currency or currency unit as may be specified as the alternative currency of payment for the purposes of paragraph (e) above) at the Market Exchange Rate on the Valuation Date.

               (h) The "Dollar Equivalent of the Currency Unit" shall be determined by the Dollar Determination Agent as of each Valuation Date and shall be the sum obtained by adding together the results obtained by converting the Specified Amount of each Component Currency into Dollars (or such other currency or currency unit as may be specified as the alternative currency of payment for the purposes of paragraph (e) above) at the Market Exchange Rate on the Valuation Date for such Component Currency.

               (i) For purposes of this Section 3.11 the following terms shall have the following meanings:

               A "Component Currency" shall mean any currency which, on the Conversion Date, was a component currency of the relevant currency unit, including without limitation ECU.

               A "Specified Amount" of a Component Currency shall mean the number of units or fractions thereof which such Component Currency represented in the relevant currency unit, including without limitation ECU, on the Conversion Date. If after the Conversion Date the official unit of any Component Currency is altered by way of combination or subdivision, the Specified Amount of such Component Currency shall be divided or multiplied in the same proportion. If after the Conversion Date two or more Component Currencies are consolidated into a single currency, the respective Specified Amounts of such Component Currencies shall be replaced by an amount in such single currency equal to the sum of the respective Specified Amounts of such consolidated Component Currencies expressed in such single currency, and such amount shall thereafter be a Specified Amount and such single currency shall thereafter be a Component Currency. If after the Conversion Date any Component Currency shall be divided into two or more currencies, the Specified Amount of such Component Currency shall be replaced by specified amounts of such two or more currencies, the sum of which, at the Market Exchange Rate of such two or more currencies on the date of such replacement, shall be equal to the Specified Amount of such former Component Currency and such amounts shall thereafter be Specified Amounts and such currencies shall thereafter be Component Currencies.

               "Market Exchange Rate" shall mean (unless a currency or currency unit other than the Dollar is specified as the alternative currency of payment for purposes of paragraph (d) above) for any currency the noon Dollar buying rate for that currency for cable transfers quoted in New York City on the Valuation Date as certified for customs purposes by the Federal Reserve Bank of New York. If such rates are not available for any reason with respect to one or more currencies for which an Exchange Rate is required, the Dollar Determination Agent shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations from one or more major banks in New York City or in the country of issue of the currency in question, or such other quotations as the Dollar Determination Agent shall deem appropriate. Unless otherwise specified by the Dollar Determination Agent, if there is more than one market for dealing in any currency by reason of foreign exchange regulations or otherwise, the market to be used in respect of such currency shall be that upon which a nonresident issuer of securities designated in such currency would, as determined in its sole discretion and without liability on the part of the Dollar Determination Agent, purchase such currency in order to make payments in respect of such securities. If a currency or currency unit other than the Dollar is specified as the alternative currency of payment for purposes of paragraph (d) above, the meaning of Market Exchange Rate shall be specified in the certificates for the Securities (or as provided pursuant to Section 3.01 or a supplemental indenture hereto).

               All decisions and determinations of the Dollar Determination Agent regarding the Dollar Equivalent of the Foreign Currency, the Dollar Equivalent of the Currency Unit and the Market Exchange Rate shall be in its sole discretion and shall in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Company and all Holders of the Securities denominated or payable in the relevant currency or currency units. In the event that a Foreign Currency ceases to be used both by the government of the country which issued such currency and for the settlement of transactions by public institutions of or within the international banking community, the Company, after learning thereof, will immediately give notice thereof to the Trustee (and the Trustee will promptly thereafter give notice in the manner provided in Section 1.04 to the Holders) specifying the Conversion Date. In the event the ECU ceases to be used both within the European Communities and for the settlement of transactions by public institutions of or within the European Communities, or any other currency unit in which Securities are denominated or payable, ceases to be used for the purposes for which it was established, the Company, after learning thereof will immediately give notice thereof to the Trustee (and the Trustee will promptly thereafter give notice in the manner provided in Section 1.04 to the Holders) specifying the Conversion Date and the Specified Amount of each Component Currency on the Conversion Date. In the event of any subsequent change in any Component Currency as set forth in the definition of Specified Amount above, the Company, after learning thereof, will similarly give notice to the Trustee. Any actions taken pursuant to the proviso at the end of the first sentence of Section 3.11(e) and at the end of Section 3.11(f) shall be promptly set forth in like notices from the Company to the Trustee and then from the Trustee to the Holders (which notice may be mailed with payment to the Holders).

               Subject to the provisions of Sections 7.01 and except as otherwise provided in Section 315 of the Trust Indenture Act, the Trustee shall be fully justified and protected in relying and acting upon information received by it from the Company and the Dollar Determination Agent, and shall not otherwise have any duty or obligation to determine such information independently.

               SECTION 3.12. Certification by a Person Entitled to Delivery of a Bearer Security. Whenever any provision of this Indenture or a Security contemplates that certification be given by a Person entitled to delivery of a Bearer Security, such certification shall be provided substantially in the form of Exhibit A hereto, with only such changes as shall be approved by the Company.

                                  ARTICLE FOUR

                   REDEMPTION OF SECURITIES AND SINKING FUNDS

               SECTION 4.01 Applicability of Right of Redemption. Redemption of Securities (other than pursuant to a sinking fund or analogous provision) permitted by the terms of any series of Securities shall be made in accordance with such terms and Sections 4.02, 4.03 and 4.04; provided, however, that if any such terms of a series of Securities shall conflict with any provisions of this Article, the terms of such series shall govern.

               SECTION 4.02 Election to Redeem; Notice of Redemption; Partial Redemption. The election of the Company to redeem any Securities of any series shall be evidenced by or pursuant to an Officers' Certificate. In case the Company shall desire to exercise such right to redeem all, or, as the case may be, any part of the Securities of any series in accordance with the right reserved so to do, it shall give notice of such redemption to Holders to be redeemed as hereinafter in this Section provided.

               Any notice of redemption to be given to the Holders of Securities to be redeemed as a whole or in part shall be given in the manner provided in Section 1.04 not less than 30 nor more than 60 days prior to the date fixed for redemption.

               Each such notice of redemption shall specify the date fixed for redemption and the redemption price at which Securities are to be redeemed, shall state that the conditions precedent to such redemption, if any, have occurred and describe the same, and shall state that payment of the redemption price of the Securities to be redeemed, together with interest accrued thereon to the date fixed for redemption (except that if such redemption date is an Interest Payment Date such interest due on such date with respect to a particular Registered Security shall be payable to the Holder on the Regular Record Date for such Interest Payment Date), will be made at the office or agency to be maintained by the Company in accordance with Section 5.02 (or, if desired by the Company, at the principal office of the Trustee) upon presentation and surrender of such Securities and that from and after said date any interest thereon will cease to accrue. If less than all the Securities of a series are to be redeemed, the notice to each Holder of Securities to be redeemed shall identify such Holder's Securities to be redeemed as a whole or in part. In case any Security is to be redeemed in part only (which part shall be the minimum denomination determined pursuant to Section 3.01 or a multiple thereof), the notice which relates to such Securities shall state the portion of the principal amount to be redeemed, and that on and after the redemption date, upon surrender of such Security, a new Security or Securities of the same series in principal amount equal to the unredeemed portion thereof will be issued. No Security of a denomination of the minimum denomination determined pursuant to Section 3.01 principal amount may be redeemed in part.

               To the extent that the Securities of any series have different terms, the Company shall designate the Securities to be redeemed if less than all of a series are to be redeemed ("Company Designation"). If less than all the Securities of a series having the same terms are

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

     to be redeemed, the Company shall give the Trustee, not less than 45 days (or such lesser number of days as the Trustee shall approve) prior to the date fixed by the Company for such redemption, written notice of the aggregate amount of the Securities to be redeemed, and thereupon the Trustee shall select, in such manner as in its sole discretion it shall deem appropriate and fair, the Securities of such series or portions thereof to be redeemed ("Trustee Selection"), and shall thereafter promptly notify the Company and any Paying Agent in writing of the Securities of such series or portions thereof to be redeemed. Except in the event of a Company Designation or a Trustee Selection, notice of redemption published as contemplated by Section 1.04 need not identify particular Securities to be redeemed.

               Any notice of redemption may be given by the Company pursuant to this Section or may be given, at the Company's direction, by the Trustee in the name and at the expense of the Company.

               SECTION 4.03 Payment of Securities Called for Redemption. If notice of redemption shall have been given in the manner provided in
     Section 4.02, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued thereon, if any, to the date fixed for redemption, and on and after such date of redemption (unless the Company shall default in the payment of such Securities or portions thereof at the redemption price, together with interest accrued thereon, if any, to the date fixed for redemption) any interest on the Securities or portions of Securities so called for redemption shall cease to accrue and such Securities and portions of Securities shall be deemed not to be outstanding hereunder and shall not be entitled to any benefit under this Indenture except to receive payment of the redemption price, together with accrued interest thereon, if any, to the date fixed for redemption. On presentation and surrender of such Securities, on or after the redemption date at the Place of Payment specified in the notice of redemption, such Securities or specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with interest accrued thereon, if any, to the date fixed for redemption; provided, however, that installments of interest on Bearer Securities that mature on or prior to the redemption date shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 5.02) and, unless otherwise specified as contemplated by Section 3.01, only upon presentation and surrender of coupons for such interest, and provided further that, unless otherwise specified as contemplated by Section 3.01, installments of interest that mature on Registered Securities on or prior to the redemption date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Dates according to their terms and the provisions of Section 3.07.

               If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the redemption date, such Security may be paid after deducting from the redemption price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company

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

     and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the redemption price, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by coupons shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 5.02) and, unless otherwise specified as contemplated by Section 3.01, only upon presentation and surrender of those coupons.

               If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the redemption date at the rate prescribed therefor in the Security.

               Upon presentation and surrender of any Security which is to be redeemed in part only, the Company shall execute and the Trustee shall authenticate and deliver to the Holder, at the expense of the Company, a new Security or Securities of the same series of authorized denominations in principal amount equal to the unredeemed portion of the Security so surrendered.

               SECTION 4.04 Deposit of Funds for Redemption of Securities. Prior to the date fixed for redemption of any Securities as hereinbefore provided in this Article, the Company shall deposit in trust with the Trustee or with any Paying Agent, or if and to the extent that it shall be acting as its own Paying Agent, the Company shall set aside, segregate and hold in trust, funds sufficient to redeem the Securities or portions thereof to be redeemed on such date, at the applicable redemption price, together with interest accrued thereon, if any, to the date fixed for redemption.

               SECTION 4.05 Applicability of Sinking Fund. Redemption of Securities permitted or required pursuant to a sinking fund for the retirement of Securities of a series by the terms of such series of Securities shall be made in accordance with such terms of such series of Securities and this Article; provided, however, that if any such terms of a series of Securities shall conflict with any provision of this Article, the terms of such series shall govern.

               The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any mandatory sinking fund payment may be subject to reduction as provided in Section 4.06.

               SECTION 4.06 Satisfaction of Mandatory Sinking Fund Payments with Securities. Subject to Section 4.07, in lieu of making all or any part of any mandatory sinking fund payment with respect to any Securities of a series in cash, the Company may at its option (a) deliver to the Trustee Securities of that series theretofore purchased or otherwise acquired by the Company, or (b) receive credit for the principal amount of Securities of that series which have been previously delivered to the Trustee by the Company or redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the redemption price specified in such Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

               SECTION 4.07 Redemption of Securities for Sinking Funds. Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee a certificate signed by the Treasurer or an Assistant Treasurer of the Company specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied through delivery and/or crediting of Securities of that series pursuant to Section 4.06 (which Securities will, if not previously delivered, accompany such certificate) and whether the Company intends to exercise its right to make a permitted optional sinking fund payment with respect to such series. Such certificate shall be irrevocable, and upon its delivery the Company shall be obligated to make the cash payment or payments therein referred to, if any, prior to such sinking fund payment date. In the case of the failure of the Company to deliver such certificate, the sinking fund payment due with respect to the next sinking fund payment date for that series of Securities shall be paid entirely in cash and shall be sufficient to redeem the principal amount of such Securities subject to a mandatory sinking fund payment without the option to deliver or credit Securities as provided in Section 4.06 and without the right to make any optional sinking fund payment with respect to such series.

               Any sinking fund payment or payments (mandatory or optional) made in cash, plus any unused balance of any preceding sinking fund payments made in cash, which shall equal or exceed $25,000 (or the equivalent in Foreign Currency or currency units in which Securities of the series are payable if applicable), or a lesser sum if the Company shall so request, with respect to the Securities of any particular series shall be applied by the Trustee, a Paying Agent or the Company, if it acts as its own Paying Agent, on the sinking fund payment date next following the date of such payment to the redemption of such Securities at the redemption price specified in such Securities for operation of the sinking fund together with accrued interest, if any, to the sinking fund payment date. Any sinking fund moneys not so applied or allocated to the redemption of Securities shall be added to the next cash sinking fund payment received by the Trustee or such Paying Agent or set aside and segregated by the Company for such series and, together with such payment, shall be applied in accordance with the provisions of this Section 4.07. Any and all sinking fund moneys with respect to the Securities of any particular series held by the Trustee, such Paying Agent or the Company on the last sinking fund payment date with respect to Securities of such series and not held for the payment or redemption of particular Securities shall be applied by the Trustee, such Paying Agent or the Company, together with other moneys, if necessary, to be deposited sufficient for the purpose, to the payment of principal of such Securities at maturity.

               Not more than 60 days and not less than 30 days prior to each sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in accordance with Section
     4.02. The Company shall cause notice of the redemption thereof to be given not less than 30 nor more than 60 days prior to the sinking fund payment date in the manner provided in Section 4.02, except that the notice of redemption shall also state that the Securities of such series are being redeemed by operation of the sinking fund and the sinking fund payment date. Such notice having been duly given, the redemption of such Securities shall be made on the sinking fund payment date upon the terms and in the manner stated in Section 4.03.

               Prior to each sinking fund payment date, the Company shall pay to the Trustee or to a Paying Agent in cash (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 5.07(b)) a sum equal to any interest accrued to the date fixed for redemption of Securities or portions thereof to be redeemed on such sinking fund payment date pursuant to this Section.

                                  ARTICLE FIVE

                       PARTICULAR COVENANTS OF THE COMPANY

               The Company covenants that so long as any of the Securities shall remain outstanding:

               SECTION 5.01 Payments of Principal, Premium, if any, and Interest, if any. The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay or cause to be paid the principal of, premium, if any, and interest, if any, on each of the Securities of that series at the times and places and in the manner provided herein and in the Securities of that series.

               SECTION 5.02 Office or Agency for Certain Purposes. The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of such series (but, except as otherwise provided below, unless such Place of Payment is located outside the United States, not Bearer Securities) may be presented or surrendered for payment, where Securities of such series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of such series and this Indenture may be served. If Securities of a series are issuable as Bearer Securities, the Company will maintain, subject to any laws or regulations applicable thereto, an office or agency in a Place of Payment for such series that is located outside the United States where Securities of such series may be presented and surrendered for payment; provided, however, that such an office or agency shall be maintained, if the Securities of such series are




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     then listed on The International Stock Exchange of the United Kingdom and
     the Republic of Ireland and such stock exchange shall so require, in London, and, if the Securities of such series are then listed on the Luxembourg Stock Exchange and such stock exchange shall so require, in Luxembourg and, if the Securities of such series are then listed on any other stock exchange outside the United States and such stock exchange shall so require, in any other required city, so long as the Securities of such series are listed on such exchanges. The Company will give prompt written notice to the Trustee of the location, and any change in the location of, any such office or agency.

               No payment of principal of or premium or interest on Bearer Securities shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, payment of principal of and any premium and interest (including additional amounts payable in respect thereof) on any Bearer Security may be made in Dollars at the principal office of the Trustee in the Borough of Manhattan, The City of New York if (but only if) payment of the full amount of such principal, premium, interest or additional amounts at all offices outside the United States maintained for the purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

               The Company may also from time to time designate one or more other offices or agencies (in or outside The City of New York) where the Securities of one or more series may be presented or surrendered for any or all such purposes, and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in accordance with the requirements set forth above. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

               SECTION 5.03 Maintenance of Corporate Existence and Payment of Taxes. (a) The Company will preserve its corporate existence, but this covenant shall not require the Company to continue its corporate existence in the event of a consolidation or merger of the Company with or into any other corporation in accordance with the provision of Article Eleven hereof as a result of which the Company shall lose its corporate identity, or in the event of a sale or conveyance of the property of the Company as an entirety or substantially as an entirety in accordance with the provisions of said Article Eleven.

               (b) The Company will, and will cause each Subsidiary to, promptly pay and discharge, or cause to be paid or discharged, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any of its property, real or personal, or upon any part thereof, as well as all claims for labor, materials and supplies or otherwise which by law are, or if unpaid might become, a lien or charge upon its property; provided, however, that neither the Company nor any Subsidiary shall be required to pay any such tax, assessment, charge, levy or claim which it deems to be unlawful or excessive, in



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     whole or in part, and the payment of which it is contesting in good faith by appropriate proceedings, unless thereby such property will be lost, forfeited or materially damaged.

               SECTION 5.04 Limitations on Liens. The Company will not itself, and it will not permit any Consolidated Subsidiary other than a Foreign Subsidiary to, create, assume, incur or suffer to be created, assumed or incurred any mortgage, pledge, encumbrance or lien of any kind upon any of the properties of any character of the Company or any Consolidated Subsidiary, whether owned at the date hereof or thereafter acquired, without making effective provision, and the Company covenants that, in any such case, effective provision will be made, whereby the Securities of each series then outstanding (either alone or together with any other indebtedness of the Company then entitled thereto by its terms) shall be secured by such mortgage, pledge, encumbrance or lien equally and ratably with any and all other indebtedness thereby secured; provided, however, that the foregoing restrictions of this Section shall not prevent, without making such provision:

               (a) any Consolidated Subsidiary from mortgaging or pledging all or part of its property to the Company as security for indebtedness owing to the Company;

               (b)  the Company or any Consolidated Subsidiary from:

                    (i) creating or incurring or suffering to exist purchase money mortgages or pledges or other purchase money liens upon any property hereafter acquired by the Company or such Consolidated Subsidiary, which shall include mortgages, pledges or liens securing the payment of any part of or all the purchase price of such property or securing any indebtedness incurred or committed to prior to, at the time of or within 90 days after the acquisition of such property for the purpose of financing any part of the purchase price thereof;

                    (ii) suffering to exist mortgages, pledges, encumbrances or liens existing at the date hereof upon any property of the Company or such Consolidated Subsidiary owned at the date hereof;

                    (iii) hereafter acquiring property subject to mortgages, pledges, encumbrances or liens existing thereon at the date of acquisition thereof, whether or not the indebtedness secured by any such mortgage, pledge or lien is assumed or guaranteed by the Company or any Consolidated Subsidiary, provided that no such mortgage, pledge or lien shall extend to or cover any other property of the Company or of such Consolidated Subsidiary, as the case may be;

                    (iv) suffering to exist mortgages, pledges, encumbrances or liens upon any property of a Consolidated Subsidiary existing at the time such corporation becomes a Consolidated Subsidiary; or



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                    (v) replacing, extending, renewing or refunding any
                    mortgage, pledge, encumbrance or lien permitted by the foregoing provisions of this subparagraph (b) upon the same property theretofore subject thereto, or replacing, extending, renewing or refunding the indebtedness secured thereby, provided that in any such case the principal amount of the indebtedness secured by such mortgage, pledge, encumbrance or lien shall not be increased to an amount greater than the sum of (A) the outstanding principal amount or, if greater, committed amount of the indebtedness so replaced, extended, renewed or refunded at the time the original mortgage, pledge, encumbrance or lien became permitted under the foregoing provisions of this subparagraph (b) and (B) an amount necessary to pay any fees and expenses, including premiums, relating to such replacement, extension, renewal or refunding;

               (c) the Company or any Consolidated Subsidiary from making any deposits or pledges of its properties or assets with or giving any other form of security to any governmental agency or any body created or approved by law or governmental regulation in order to entitle the Company or a Consolidated Subsidiary to maintain self insurance, or to participate in any fund in connection with workmen's compensation, disability benefits, unemployment insurance, old age pensions, or other social security benefits or to share in any privileges or other benefits available to companies participating in any such arrangement or for liability on any insurance risks or for any other purpose at any time required by law or governmental regulation in connection with the transaction of any business or the exercise of any privilege or license; or from depositing assets of the Company or a Consolidated Subsidiary with any surety company or clerk of any court, or in escrow, as collateral in connection with, or in lieu of, any bond on appeal by the Company or a Consolidated Subsidiary from any judgment or decree against it, or in connection with any other proceedings in actions at law or in equity or in admiralty by or against the Company or a Consolidated Subsidiary;

               (d) the Company or any Consolidated Subsidiary from purchasing property or assets upon conditional sale agreements or lease agreements or conditional sale and lease agreements; and

               (e) the Company or any Consolidated Subsidiary from creating or suffering to be created or to exist (i) in favor of any lender of moneys or holder of their commercial paper a banker's lien or a right of offset on moneys of the Company or a Consolidated Subsidiary (A) deposited with such lender or holder in the ordinary course of business or (B) lent or otherwise made available to such lender, or to an affiliate thereof, in connection with the obtaining from such lender of borrowings in currencies other than United States dollars, (ii) liens for taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any of its property, real or personal, or upon any part thereof if the same shall not at the time be due and payable, or are being contested in good faith by appropriate proceedings, and (iii) liens imposed by law, such as of carriers, warehousemen and mechanics, for sums not yet due or being contested in good faith by appropriate proceedings;



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               (f) the Company or any Consolidated Subsidiary from creating, assuming or incurring or suffering to be created, assumed or incurred zoning restrictions, easements, rights-of-way, restrictions on use of real property and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Company or any of the Consolidated Subsidiaries;

               (g) in connection with any Consolidated Subsidiary that operates outside the territorial limits of the United States of America, such Consolidated Subsidiary creating, assuming or incurring or suffering to be created, assumed or incurred any mortgage, pledge, encumbrance or lien of any kind upon any of its properties of any character to secure, in the ordinary course of business, its indebtedness for money borrowed outside the territorial limits of the United States of America if, in the countries in which it incurs such indebtedness, it is necessary or appropriate to borrow on a secured basis or to deposit collateral to secure any or all of its obligations; and

               (h) the Company or any Consolidated Subsidiary from creating, assuming or incurring or suffering to be created, assumed or incurred (i) other consensual mortgages, pledges, encumbrances or liens in the ordinary course of business of the Company or any Consolidated Subsidiary that secure indebtedness, which, in accordance with GAAP, would not be included in total liabilities, as shown on the Company's consolidated balance sheet, or (ii) mortgages, pledges, encumbrances or liens created, assumed or incurred by the Company or any Consolidated Subsidiary in connection with a transaction intended by the Company or such Consolidated Subsidiary to be a sale of the properties or assets of the Company or such Consolidated Subsidiary, provided that the mortgage, pledge, encumbrance or lien is upon any or all of the properties or assets intended to be sold, the income from such properties or assets and/or the proceeds of such properties or assets.

     Notwithstanding the provisions of this Section 5.05, the Company or any Consolidated Subsidiary may, without equally and ratably securing the Securities of any series then outstanding, create, assume or incur or suffer to be created, assumed or incurred any mortgage, pledge, encumbrance or lien on any property or assets not excepted by subparagraphs (a) through
     (h) hereof to secure indebtedness of the Company or any Consolidated Subsidiary, if the aggregate amount of such indebtedness existing immediately thereafter and secured by mortgages, pledges, encumbrances or liens not so excepted, does not exceed an amount equal to 10% of Consolidated Net Worth at such time.

               SECTION 5.05 Due Authorization of Securities. The Company covenants and warrants that it is duly authorized under the laws of the State of Delaware and under all other provisions of law applicable thereto to create and issue the Securities and to execute this Indenture and all corporate action required to be taken on its part for the creation and issue of the Securities will, at the time of such creation and issuance have been taken and that all corporate action required to be taken on its part for the execution of this Indenture has been duly



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     and effectively taken and that the Securities, when issued, will be valid and binding obligations of the Company and entitled to the benefits of this Indenture.

               SECTION 5.06 Appointments to Fill Vacancies in Trustee's Office. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 7.08, a Trustee, so that there shall at all times be a Trustee hereunder.

               SECTION 5.07 Provisions as to Paying Agent.

               (a) If the Company shall appoint a Paying Agent other than the Trustee with respect to any series of Securities, it will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to this Section, that it will, in addition to fulfilling the duties provided in Section 317 of the Trust Indenture Act at any time during the continuance of any default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

               (b) If the Company shall act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of, premium, if any, or interest, if any, on the securities of that series, set aside and segregate a sum sufficient to pay such principal, premium, if any, or interest, if any, so becoming due and comply with Section 317 of the Trust Indenture Act.

               (c) Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, at or prior to the opening of business on each due date of the principal of, premium, if any, or interest, if any, on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal, premium, if any, or interest, if any, so becoming due, such sum to be held in trust for the benefit of the Holders of such Securities, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

               (d) Anything in this Section to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all series of Securities hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for any such series by it, or by any Paying Agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

               (e) Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to Sections 12.04 and 12.05.

               SECTION 5.08 Annual Officers' Certificate to Trustee. The Company will deliver to the Trustee prior to May 1 in each year an Officers' Certificate complying with Section 314(a)(4) of the Trust Indenture Act.



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               SECTION 5.09 Reports to Be Furnished Holders. The Company will transmit or cause to be transmitted to the Holders, as soon as practicable after the mailing of such material to its stockholders, copies of all quarterly and annual financial reports distributed to its stockholders generally. Reports pursuant to this Section shall be transmitted by mail to all Holders of Securities, as the names and addresses of such Holders appear upon the Security Register.

               SECTION 5.10 Further Assurances. From time to time whenever reasonably demanded by the Trustee, the Company will make, execute and deliver or cause to be made, executed and delivered any and all such further and other instruments and assurances as may be reasonably necessary or proper to carry out the intention or facilitate the performance of the terms of this Indenture.

               SECTION 5.11. Company to Furnish Trustee Information as to Names and Addresses of Holders. The Company shall furnish or cause to be furnished to the Trustee (a) not more than 15 days after each Regular Record Date as defined in Section 1.01, but in any event not less frequently than semi-annually, a list in such form as the Trustee may reasonably require, containing all the information in the possession or control of the Company or any of its Paying Agents other than the Trustee, as to the names and addresses of the Holders of Securities to which such Regular Record Date applies as of such Regular Record Date, and (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

                                   ARTICLE SIX

                           REMEDIES OF THE TRUSTEE AND
                           HOLDERS ON EVENT OF DEFAULT

               SECTION 6.01 Events of Default Defined; Acceleration of Maturity; Waiver of Default. In case one or more of the following Events of Default shall have occurred and be continuing with respect to the Securities of any series (unless it is inapplicable to such series of Securities or it is specifically deleted in the supplemental indenture or Board Resolution under which such series of Securities is issued or has been modified in any such supplemental indenture), that is to say:

               (a) default in the payment of any installment of interest upon any Security, of such series as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or



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               (b) default in the payment of the principal of or premium, if any, on any Security of such series as and when the same shall become due and payable either at maturity, upon redemption, by declaration or otherwise; or

               (c) failure on the part of the Company duly to observe or perform its obligations set forth in Article Eleven, and written notice thereof, requiring the Company to remedy the same and stating that such notice is a "Notice of Default" hereunder, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Securities of such series at the time outstanding; or

               (d) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company contained in the Securities of such series or in this Indenture (other than a covenant or agreement which has been expressly included in the Securities or in this Indenture solely for the benefit of a series of Securities other than that series) for a period of 60 days after the date on which written notice of such failure, requiring the Company to remedy the same and stating that such notice is a "Notice of Default" hereunder, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Securities of such series at the time outstanding; or

               (e) if a decree or order for relief shall be entered by a court of competent jurisdiction in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or of a major part of its property, or ordering the winding up or liquidation of the Company's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

               (f) if the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the Company shall consent to the entry by order of a court of competent jurisdiction of a decree or order in respect of the Company in an involuntary case or proceeding under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or to the commencement of any bankruptcy or insolvency proceeding against the Company; or

               (g) if the Company shall make an assignment for the benefit of its creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or of a major part of its property; or

               (h) if the Company shall default, with respect to one or more bonds, debentures, notes or other evidences of indebtedness of, or assumed by, the Company (including a Security of a series other than that series) having an aggregate principal amount outstanding in excess of $50,000,000, in the payment of (i) any installment of interest thereon, when and



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     as the same shall become due and payable and the Trustee shall have notice thereof, and such default shall continue for the grace period, if any, provided therein, or (ii) the principal or premium, if any, thereof or thereon, when and as the same shall become due and payable, whether at maturity, by declaration, upon redemption, or otherwise, and the time for payment of such interest, principal or premium shall not have been effectively extended; provided, however, that for the purposes of this subparagraph, the Company shall not be deemed in default with respect to any such bond, debenture, note or other evidence of indebtedness if it shall be contesting in good faith its liability for the payment of the installment of interest or of principal or premium in question, and shall have been advised by its counsel that it has a meritorious defense thereto; or

               (i) if the Company shall fail, with respect to one or more final judgments for the payment of money in an aggregate amount in excess of $50,000,000 rendered against the Company and of which the Trustee has notice, to satisfy such judgment or judgments or to appeal therefrom (or from the order, decree or process pursuant to which such judgment or judgments was or were granted, passed, entered or affirmed) and to obtain a stay of execution thereof within the period prescribed by law for appeals, and to have such judgment or judgments discharged within 90 days after the expiration of such period or the period of any such stay, whichever shall later expire; or

               (j) the occurrence of any other Event of Default with respect to Securities of such series as provided in a supplemental indenture applicable to such series of Securities pursuant to Section 10.01(d);

     then and in each and every such case, unless the principal of the Securities of such series shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of such series then outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by Holders), may declare the principal amount (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all the Securities of such series to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Securities of such series contained to the contrary notwithstanding. This provision, however, is subject to the condition that if, at any time after the principal of the Securities of such series shall have been so declared due and payable, and before any sale of property under any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities of such series and the principal of and premium, if any, on any and all Securities of such series which shall have become due otherwise than by declaration (with interest on overdue installments of interest, to the extent legally enforceable under applicable law, and on such principal of and premium, if any, on each Security of such series at the rate borne by such Security to the date of such payment or deposit) and the expenses of the Trustee, and reasonable compensation to the Trustee, its agents, attorneys and counsel, and any and all defaults under this Indenture, other than the nonpayment



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     of principal on Securities of such series which shall have become due by declaration, shall have been remedied -- then, and in every such case, the Holders of a majority in aggregate principal amount of the Securities of such series then outstanding, by written notice to the Company and to the Trustee, may on behalf of the Holders of all of the Securities of such series waive all defaults and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon.

               In case the Trustee shall have proceeded to enforce any right under this Indenture for the Holders of Securities of any series and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Trustee and the Holders of the Securities of such series shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the Holders of the Securities of such series shall continue as though no such proceedings had been taken.

               The Company and the Trustee may, to the extent provided in
     Section 10.01, enter into one or more indentures supplemental hereto with respect to any series of the Securities which may provide for additional, different or fewer Events of Default with respect to such series of Securities.

               SECTION 6.02 Collection of Indebtedness by Trustee; Trustee May Prove Debt. The Company covenants that (1) in case default shall be made in the payment of any installment of interest on any of the Securities, as and when the same shall become due and payable, and such default shall have continued for a period of 30 days, or (2) in case default shall be made in the payment of the principal of or premium, if any, on any of the Securities when and as the same shall have become due and payable, whether upon maturity of the Securities or upon redemption or upon declaration or otherwise -- then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the Holders of such Securities, the whole amount that then shall have become due and payable on such Securities for principal and premium, if any, and interest, if any, with interest upon the overdue principal and premium, if any, of each such Security and (to the extent legally enforceable under applicable law) upon any installments of interest, at the rate borne by such Security; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including a reasonable compensation to the Trustee, its agents, attorneys and counsel, and any expenses or liabilities incurred by the Trustee hereunder other than through its negligence or bad faith.

               In addition to the rights and powers set forth in Section 317(a) of the Trust Indenture Act, the Trustee shall be entitled to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Holders of the Securities of any series allowed in any judicial proceeding relative to the Company or other obligor upon the Securities of any series, its creditors, or its property, and to collect and receive



                                       45
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     any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Holders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for compensation and expenses, including counsel fees incurred by it up to the date of such distribution.

               All rights of action and of asserting claims under this Indenture, or under any of the Securities of any series, may be enforced by the Trustee without the possession of any of the Securities of such series, or the production thereof on any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the Holders of the Securities of such series. In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all the Holders of the Securities of a series, and it shall not be necessary to make any Holders of the Securities of such series parties to any such proceedings.

               In case of an Event of Default hereunder with respect to Securities of a particular series, the Trustee may, but unless first requested so to do by the Holders of at least a majority in aggregate principal amount of the Securities of such series at the time outstanding and furnished with reasonable indemnity against all costs, expenses and liabilities shall not (subject to the provision of Section 8.01) be under any obligation to, proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceedings in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of the Holder of any Security any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of any Security in any such proceeding.

               SECTION 6.03 Application of Proceeds. Any moneys collected by the Trustee with respect to a series of Securities pursuant to Section 6.02 shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such moneys:

               FIRST: To the payment of all costs and expenses in connection with the collection of such moneys, and all amounts payable to the Trustee under Section 7.05; and

               SECOND: To the payment of the entire amounts then due and unpaid upon the Securities in respect of which or for the benefit of which such moneys shall have been collected,



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     without any preference or priority, ratably according to the amounts due and payable upon such Securities upon presentation of the several Securities and notation of such payment thereon, if partly paid, and upon surrender thereof, if fully paid.

     Any surplus then remaining shall be paid to the Company or to such other person as shall be entitled to receive it.

               SECTION 6.04 Limitations on Suits by Holders. No Holder of any Security of any series shall have any right by virtue or by availing itself of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof with respect to the Securities of the series, and unless also the Holders of not less than 25% in aggregate principal amount of the Securities of that series then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have failed to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to
     Section 6.06; it being understood and intended, and being expressly covenanted by the Holder of every Security of such series with every other Holder of Securities of such series and the Trustee, that no one or more Holders of Securities of such series shall have any right in any manner whatever by virtue or by availing itself of any provision of this Indenture to affect, disturb or prejudice the rights of the Holders of any other of such Securities or to obtain priority over or preference to any other such Holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of such series. For the protection and enforcement of this Section, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

               SECTION 6.05 Powers and Remedies Cumulative; Delay or Omission Not Waiver. All powers and remedies given by this Article to the Trustee or to the Holders of Securities of any series shall, to the extent permitted by law and subject to Section 6.04, be deemed cumulative and not exclusive of any thereof or of any other powers or remedies available to the Trustee or such Holders, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any Holder of the Securities of any series to exercise any right or power accruing upon any default occurring and continuing as aforesaid, shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to Section 6.04, every power and remedy given by this Article or by law to the Trustee or to such Holders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by such Holders.



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               SECTION 6.06 Control by Holders; Waiver of Default. The Holders
     of a majority in aggregate principal amount of the Securities of any series at the time outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to Securities of such series; provided, however, that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture; and provided further, that nothing in this Indenture shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction by such Holders. The Holders of at least a majority in aggregate principal amount of the Securities of any series at the time outstanding may on behalf of the Holders of all of the Securities of such series waive any past default hereunder with respect to the Securities of such series and its consequences, except a default in the payment of the principal of, premium, if any, or interest, if any, on any of the Securities of such series. In the case of any such waiver, the Company, the Trustee and the Holders of the Securities of such series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                                  ARTICLE SEVEN

                             CONCERNING THE TRUSTEE

               SECTION 7.01 Certain Rights of Trustee. Except as otherwise provided in Section 315 of the Trust Indenture Act:

               (a) The Trustee may rely and shall be protected in acting, or refraining from acting, upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (b) Any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an instrument signed in the name of the Company by the Chairman of the Board of Directors, a Vice Chairman of the Board of Directors, the President, a Member of the Office of the President or any Vice President and the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

               (c) The Trustee may consult with counsel and the advice of counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;



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               (d) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders, pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

               (e) The Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

               (f) Prior to the occurrence of an Event of Default with respect to any series of Securities hereunder and after the curing or waiving of all Events of Default with respect to such series of Securities the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture or other paper or document with respect to such series of Securities unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Securities of such series then outstanding; provided, that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to so proceeding. The reasonable expense of every such investigation shall be paid by the Company or, if paid by the Trustee, shall be repaid by the Company upon demand; and

               (g) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

               SECTION 7.02 Trustee Not Responsible for Recitals, etc. The recitals contained herein and in the Securities, except the Trustee's certificate and the representation as to the power of the Trustee to enter into this Indenture and accept and execute the trusts hereby created, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of any of the Securities or of the proceeds of such Securities.

               SECTION 7.03 Trustee and Others May Hold Securities. The Trustee or any Paying Agent or Security Registrar or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company or any other obligor on the Securities with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.



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               SECTION 7.04 Moneys Held by Trustee or Paying Agent. Subject to
     Sections 12.03 and 12.04, all moneys received by the Trustee or any Paying Agent shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any Paying Agent shall be under any liability for interest on any moneys received by it hereunder except such as it may agree with the Company to pay thereon. So long as no Event of Default with respect to Securities of any series other than an Event of Default under subparagraph (d) of Section 6.01, shall have occurred and be continuing, all interest allowed on any such moneys shall be paid from time to time upon the written order of the Company, signed by the Chairman of the Board of Directors, a Vice Chairman of the Board of Directors, the President, a Member of the Office of the President or any Vice President or its Treasurer or an Assistant Treasurer or its Secretary or an Assistant Secretary. The provisions of this Section
     7.04 shall not apply to the Company acting as its own Paying Agent pursuant to subparagraph (b) of Section 5.08.

               SECTION 7.05 Compensation of Trustee and Its Lien. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for all services rendered by it hereunder (which shall be agreed to from time to time by the Company and the Trustee and which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and, except as herein otherwise expressly provided, the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. If any property other than cash shall at any time be subject to the lien of this Indenture, the Trustee, if and to the extent authorized by a receivership or bankruptcy court of competent jurisdiction or by the supplemental instrument subjecting such property to such lien, shall be entitled to make advances for the purpose of preserving such property or of discharging tax liens or other prior liens or encumbrances thereon. The Company also covenants and agrees to indemnify the Trustee for, and to hold it harmless against, any loss, liability, claim, damage or expense incurred without negligence or bad faith on the part of the Trustee, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including liability which the Trustee may incur as a result of failure to withhold, pay or report taxes and including the costs and expenses of defending itself against any claim or liability in the premises. The obligations of the Company under this Section shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities.

               SECTION 7.06 Right of Trustee to Rely on Certificate of Certain Officers. Except as otherwise provided in Section 315 of the Trust Indenture Act, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action hereunder, such



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     matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

               SECTION 7.07 Persons Eligible for Appointment As Trustee. The Trustee hereunder shall at all times be a corporation which complies with the requirements of the Trust Indenture Act, having a combined capital and surplus of at least $5,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with this Section, the Trustee shall resign immediately in the manner and with the effect specified in
     Section 7.08.

               SECTION 7.08 Resignation and Removal of Trustee; Appointment of Successor. (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign with respect to any one or more or all series of Securities by giving written notice to the Company and by giving notice of such resignation to the Holders of Securities in the manner provided in
     Section 1.04. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee or trustees with respect to the applicable series by written instrument executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed with respect to a particular series and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Holder who has been a bona fide Holder of a Security or Securities of the applicable series for at least 6 months may, subject to the requirements of Section 315(e) of the Trust Indenture Act, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

               (b)  In case at any time any of the following shall occur:

                    (1) the Trustee shall cease to be eligible under Section
                    7.07 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                    (2) the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of



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                    its property or affairs for the purpose of rehabilitation, conservation or liquidation;

     then, in any such case, the Company may remove the Trustee with respect to the applicable series of Securities, and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors of the Company, one copy of which instrument shall be delivered to the trustee so removed and one copy to the successor trustee, or, subject to the requirements of Section 315(e) of the Trust Indenture Act, any Holder who has been a bona fide Holder of a Security or Securities of any such series for at least 6 months may, on behalf of himself and all others similarly situated, petition, any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee with respect to such series. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee with respect to such series.

               (c) The Holders of a majority in aggregate principal amount of the Securities of any series at the time outstanding may at any time remove the Trustee with respect to that series and appoint with respect to such series a successor trustee by delivering to the trustee so removed, to the successor trustee so appointed and to the Company, the evidence provided for in Section 8.01 of the action taken by the Holders.

               (d) Any resignation or removal of the Trustee and any appointment of a successor trustee pursuant to this Section shall become effective only upon acceptance of appointment by the successor trustee as provided in
     Section 7.09.

               SECTION 7.09 Acceptance of Appointment by Successor Trustee. Any successor trustee appointed under Section 7.08 shall execute, acknowledge and deliver to the Company and to its predecessor trustee with respect to any or all applicable series an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as Trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the Trustee ceasing to act shall, upon payment of any such amounts then due it pursuant to the provisions of Section 7.05, execute and deliver an instrument transferring to such successor trustee all the rights, powers and trusts with respect to such series of the Trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such Trustee to secure any amounts then due it pursuant to Section 7.05.

               In the case of the appointment hereunder of a successor trustee with respect to the Securities of one or more (but not all) series, the Company, the predecessor trustee and each successor trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed



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     necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor trustee with respect to the Securities of any series as to which the predecessor trustee is not retiring shall continue to be vested in the predecessor trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such trustees co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such trustee.

               No successor trustee with respect to any series of Securities shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall with respect to such series be qualified under the Trust Indenture Act and eligible under Section 7.07.

               Upon acceptance of appointment by a successor trustee with respect to the Securities of any series, the Company shall give notice of the succession of such trustee hereunder to the Holders of Securities in the manner provided in Section 1.04. If the Company fails to give such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be given at the expense of the Company.

               SECTION 7.10 Merger, Conversion or Consolidation of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such successor trustee shall be qualified under the Trust Indenture Act and eligible under the provisions of Section 7.07 hereof and Section 310(a) of the Trust Indenture Act.

               SECTION 7.11 Judgment Currency. If for the purpose of obtaining a judgment in any court with respect to any obligation of the Company hereunder or under any Security, it shall become necessary to convert into any other currency or currency unit any amount in the currency or currency unit due hereunder or under such Security, then such conversion shall be made at the Conversion Rate (as defined below) as in effect on the date the Company shall make payment to any person in satisfaction of such judgment. If pursuant to any such judgment, conversion shall be made on a date other than the date payment is made and there shall occur a change between such Conversion Rate and the Conversion Rate as in effect on the date of payment, the Company agrees to pay such additional amounts, if any, as may be necessary to ensure that the amount paid is the amount in such other currency or currency unit which, when converted at the Conversion Rate as in effect on the date of payment or distribution, is the amount then due hereunder or under such Security. Any amount due from the Company under this Section 7.11 shall be due as a separate debt and is not to be affected by or merged into any judgment being obtained for any other sums due hereunder or in respect of any Security so that in any event the Company's obligations hereunder or under such Security will be effectively



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     maintained as obligations in such currency or currency unit. In no event, however, shall the Company be required to pay more in the currency or currency unit than the amount stated to be due hereunder or under such Security.

               For purposes of this Section 7.11, "Conversion Rate" shall mean the spot rate at which in accordance with normal banking procedures the currency or currency unit into which an amount due hereunder or under such Security is to be converted could be purchased with the currency or currency unit due hereunder or under such Security from major banks located in New York, London or any other principal market for such purchased currency or currency unit.

               SECTION 7.12 Authenticating Agents. There may be an Authenticating Agent or Authenticating Agents with respect to one or more series of Securities appointed by the Trustee from time to time with power to act on its behalf and subject to its direction in connection with the authentication and delivery of Securities of such series issued upon exchange, transfer or redemption thereof as fully to all intents and purposes as though such Authenticating Agent had been expressly authorized to authenticate and deliver Securities, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as though authenticated by the Trustee hereunder. For all purposes of this Indenture (except in the case of original issuance of Securities and the issuance of Securities in replacement of lost, stolen, mutilated or destroyed Securities), the authentication and delivery of Securities by an Authenticating Agent appointed pursuant to the provisions of this Section shall be deemed to be the authentication and delivery of such Securities "by the Trustee," and whenever this Indenture provides (except in the case of original issuance of the Securities and the issuance of Securities in replacement of lost, stolen, mutilated or destroyed Securities) that "the Trustee shall authenticate and deliver" Securities, such authentication and delivery by any Authenticating Agent shall be deemed to be authentication and delivery by the Trustee. Any such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America or any State or the District of Columbia, with a combined capital and surplus of at least $10,000,000 and authorized under such laws to act as an authenticating agent, duly registered to act as such, if and to the extent required by applicable law and subject to supervision or examination by Federal, State or District of Columbia authority. If such corporation publishes reports of its condition at least annually, pursuant to law or the requirements of such authority, then for the purposes of this
     Section 7.12 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible to act as such in accordance with the provisions of this Section 7.12, it shall resign immediately in the manner and with the effect herein specified in this Section 7.12.

               Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall be the successor of the Authenticating Agent hereunder, if such successor corporation is otherwise eligible to act



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     as such in accordance with the provisions of this Section 7.12, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent or such successor corporation.

               Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice or resignation or upon a termination, or in case at any time any Authenticating Agent shall cease to be eligible to act as such in accordance with the provisions of this Section 7.12, the Trustee may appoint a successor authenticating agent. Upon the appointment, at any time after the original issuance of any of the Securities, of any successor, additional or new authenticating agent, the Trustee shall give written notice of such appointment to the Company and shall at the expense of the Company give notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve in the manner provided in Section 1.04. Any successor authenticating agent upon acceptance of its appointment pursuant to the provisions of this Section shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if initially named as an Authenticating Agent herein. No successor authenticating agent shall be appointed unless eligible to act as such in accordance with the provisions of this Section 7.12.

               Any Authenticating Agent by the acceptance of its appointment shall be deemed to have represented to the Trustee that it is eligible for appointment as Authenticating Agent under this Section and to have agreed with the Trustee that: it will perform and carry out the duties of an Authenticating Agent as herein set forth, including, among other things, the duties to authenticate and deliver Securities when presented to it in connection with exchanges, registrations of transfer or redemptions thereof; it will keep and maintain, and furnish to the Trustee from time to time as requested by the Trustee, appropriate records of all transactions carried out by it as Authenticating Agent and will furnish the Trustee such other information and reports as the Trustee may reasonably require; and it will notify the Trustee promptly if it shall cease to be eligible to act as Authenticating Agent in accordance with the provisions of this Section
     7.12. Any Authenticating Agent by the acceptance of its appointment shall be deemed to have agreed with the Trustee to indemnify the Trustee against any loss, liability or expense incurred by the Trustee and to defend any claim asserted against the Trustee by reason of any acts or failures to act of such Authenticating Agent, but such Authenticating Agent shall have no liability for any action taken by it in accordance with the specific written direction of the Trustee.

               The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation and expenses for its services (to the extent such compensation is not paid by the Company), and the Trustee shall be entitled to be reimbursed for such payments subject to the provisions of
     Section 7.05.



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

               The provisions of Sections 7.02, 7.03 and 7.06 shall inure to the benefit of each Authenticating Agent to the same extent that they inure to the benefit of the Trustee.

               If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

               This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                   _____________________________________________
                                                     As Trustee

                                   By___________________________________________
                                               As Authenticating Agent

                                   By___________________________________________
                                                Authorized Signatory

          SECTION 7.13 Reports by Trustee. On or before December 15 in every year, so long as any Securities are outstanding hereunder, the Trustee shall transmit to the Holders a brief report, dated as of the preceding October 15, to the extent required by Section 313 of the Trust Indenture Act in accordance with the procedures set forth in said Section.

          SECTION 7.14 Trustee Risk. None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the requirements of the Trust Indenture Act.


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

                                  ARTICLE EIGHT

                             CONCERNING THE HOLDERS

          SECTION 8.01 Evidence of Action Taken by Holders. Whenever in this Indenture it is provided that the Holders of a specified percentage or a majority in aggregate principal amount of the Securities or of any series of Securities may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the Holders of such specified percentage or majority have joined therein may be evidenced (a) by any instrument or any number of instruments or similar tenor executed by Holders in person or by agent or proxy appointed in writing, or (b) by the record of the Holders of Securities voting in favor thereof at any meeting of Holders duly called and held in accordance with the provisions of Article Nine, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Holders, and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments and/or such record are delivered to the Trustee, and where expressly required, to the Company.

          SECTION 8.02 Proof of Execution of Instruments and of Holding of Securities. Subject to the provisions of Sections 7.01 and 9.05 hereof and
Section 315 of the Trust Indenture Act, proof of the execution of any instrument by a Holder or his agent or proxy and proof of the holding by any person of any of the Securities shall be sufficient if made in the following manner:

          The fact and date of the execution by any such person of any instrument may be proved by the certificate of any notary public or other officer authorized to take acknowledgments of deeds to be recorded in any State within the United States, that the person executing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by an officer of a corporation or association or a member of a partnership on behalf of such corporation, association or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument may also be proved in any other manner which the Trustee may deem sufficient.

          The ownership of Registered Securities may be proved by the Security Register or by a certificate of the Security Registrar.

          The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any trust company, bank, banker or other depositary, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities in the amount and with the serial numbers therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities,



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

if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (2) such Bearer Security is produced to the Trustee by some other Person, or (3) such Bearer Security is surrendered in exchange for a Registered Security, or (4) such Bearer Security is no longer Outstanding.

          The fact and date of execution of any such instrument or writing, the authority of the Person executing the same and the principal amount and serial numbers of Bearer Securities held by the Person so executing such instrument or writing and the date of holding the same may also be proved in any other manner which the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section 8.02.

          If the Company shall solicit from the Holders of Securities of any series any request, demand, authorization, direction, notice, consent, waiver or other act, the Company may, at its option, by Board Resolution, fix in advance a record date for the determination of Holders of Registered Securities entitled to give such request, demand, authorization, direction, notice, consent, waiver or other act, but the Company shall have no obligation to do so. Any such record date shall be fixed at the Company's discretion in accordance with Section 316(c) of the Trust Indenture Act. If such a record date is fixed, such request, demand, authorization, direction, notice, consent and waiver or other act may be sought or given before or after the record date, but only the Holders of Registered Securities of record at the close of business on such record date shall be deemed to be the Holders of Registered Securities for the purpose of determining whether Holders of the requisite proportion of Securities of such series Outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other act, and for that purpose the Registered Securities of such series Outstanding shall be computed as of such record date.

          Whenever any act is to be taken hereunder by the Holders of two or more series of Securities denominated in different currencies or currency units, then, for the purpose of determining the principal amount of Securities held by such Holders, the aggregate principal amount of the Securities denominated in a Foreign Currency (or any currency units) shall be deemed to be that amount of Dollars that could be obtained for such principal amount on the basis of the spot rate of exchange for such Foreign Currency or such currency unit as determined by the Company or by an authorized Exchange Rate Agent and evidenced to the Trustee by an Officers' Certificate as of the date the taking of such act by the Holders of the requisite percentage in principal amount of the Securities is evidenced to the Trustee. An Exchange Rate Agent may be appointed in advance or from time to time by the Company. Any such determination by the Company or by any such Exchange Rate Agent shall be conclusive and binding on all Holders, the Company and the Trustee, and neither the Company nor any such Exchange Rate Agent shall be liable therefor in the absence of bad faith.



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

          The Trustee may require such additional proof, if any, of any matter referred to in this Section 8.02 as it shall deem necessary.

          The record of any Holders meeting shall be proved as provided in
Section 9.06.

          SECTION 8.03 Securities Owned by Company Deemed Not Outstanding. In determining whether the Holders of the requisite aggregate principal amount of Securities have concurred in any request, demand, authorization, direction, notice, consent and waiver or other act under this Indenture, Securities which are owned by the Company or any other obligor on the Securities or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities shall be disregarded and deemed not to be outstanding for the purpose of any such determination except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Securities which the Trustee knows are so owned as conclusively evidenced by the Security Register shall be so disregarded. The Company shall furnish the Trustee, upon its reasonable request, with a list of such other obligors and persons so controlling, controlled by or under common control with the Company or such other obligors. Securities so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section, if the pledgee shall establish to the satisfaction of the Trustee that the pledgee has the right to vote such Securities and that the pledgee is not a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. Subject to the provisions of
Section 315 of the Trust Indenture Act, in case of a dispute as to such right, any decision by the Trustee, taken upon the advice of counsel, shall be full protection to the Trustee.

          SECTION 8.04 Right of Revocation of Action Taken. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.01, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities or of any series of Securities specified in this Indenture in connection with such action, any Holder of a Security the serial number of which is shown by the evidence to be included in the Securities the Holders of which have consented to such action may, by filing written notice with the Trustee at its principal office and upon proof of holding as provided in Section 8.02, revoke such action so far as concerns such Security. Except as aforesaid, any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future holders and owners of such Security, and of any Security issued in exchange therefor or in place thereof, irrespective of whether or not any notation in regard thereto is made upon such Security or any Security issued in exchange therefor or in place thereof. Any action taken by the Holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the Holders of all the Securities.


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

                                  ARTICLE NINE

                                HOLDERS' MEETINGS

          SECTION 9.01 Purposes for Which Holders' Meetings May Be Called. A meeting of Holders may be called at any time and from time to time pursuant to this Article Nine for any of the following purposes:

          (a) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to waive or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to Article Six;

          (b) to remove the Trustee and appoint a successor trustee pursuant to Article Seven;

          (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to Section 10.02; or

          (d) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Securities under any other provision of this Indenture or under applicable law.

          SECTION 9.02 Call of Meetings by Trustee. The Trustee may at any time call a meeting of Holders of any series to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine. Notice of every meeting of Holders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given by the Trustee, in the manner provided in Section 1.04, not less than 20 nor more than 180 days prior to the date fixed for the meeting, to the Holders of Securities of such series.

          SECTION 9.03 Company and Holders May Call Meeting. In case the Company, pursuant to a resolution of its Board of Directors, or the Holders of at least 10% in aggregate principal amount of the Securities of any series then outstanding, shall have requested the Trustee to call a meeting of Holders of such series, by written request setting forth in general terms the action proposed to be taken at the meeting, and the Trustee shall not have made the mailing of the notice of such meeting within 20 days after receipt of such request, then the Company or the Holders of such Securities in the amount above specified may determine the time and the place in the Borough of Manhattan, The City of New York, for such meeting and may call such meeting to take any action authorized in Section 9.01, by giving notice thereof as provided in Section 9.02.

          SECTION 9.04 Persons Entitled to Vote at Meeting. To be entitled to vote at any meeting of Holders a person shall be (a) Holder of one or more Securities with respect to



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

which such meeting is being held or (b) a person appointed by an instrument in writing as proxy for the Holder or Holders of such Securities by a Holder of one or more such Securities. The only persons who shall be entitled to be present or to speak at any meeting of Holders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

          SECTION 9.05 Determination of Voting Rights; Conduct and Adjournment of Meeting. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 9.02 or other proof. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 8.02 and the appointment of any proxy shall be proved in the manner specified in said Section 8.02 or by having the signature of the person executing the proxy witnessed or guaranteed by any bank, banker, trust company or firm satisfactory to the Trustee.

          The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 9.03, in which case the Company or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in principal amount of the Securities represented at the meeting and entitled to vote.

          Subject to the provisions of Section 8.03, at any meeting each Holder of a series or proxy shall be entitled to one vote for each $1 principal amount, or the equivalent thereof in any currency or currency unit in which such Securities are denominated (in the case of Original Issue Discount Securities, such principal amount to be determined as provided in the definition of Outstanding) of Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities of such series held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other Holders of such series. Any meeting of Holders duly called pursuant to
Section 9.02 or 9.03 may be adjourned from time to time, and the meeting may be held as so adjourned without further notice.

          At any meeting, the presence of persons holding or representing Securities with respect to which such meeting is being held in an aggregate principal amount sufficient to take action upon the business for the transaction of which such meeting was called shall be necessary to constitute a quorum; but, if less than a quorum be present, the persons holding or representing



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a majority of the Securities represented at the meeting may adjourn such meeting with the same effect, for all intents and purposes, as though a quorum had been present.

          SECTION 9.06 Counting Votes and Recording Action of Meeting. The vote upon any resolution submitted to any meeting of Holders of a series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the serial numbers and principal amounts of the Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 9.02. The record shall show the serial numbers of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

          Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                   ARTICLE TEN

                             SUPPLEMENTAL INDENTURES

          SECTION 10.01 Supplemental Indentures Without Consent of Holders. The Company, when authorized by a resolution of its Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as it shall be in force at the date of execution of such indenture or indentures) for one or more of the following purposes:

          (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities any property or assets which the Company may desire or may be required to convey, transfer, assign, mortgage or pledge in accordance with the provisions of Section 5.04 or Section 11.02;

          (b) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to Article Eleven;



                                       62
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

          (c) to add to the covenants and agreements of the Company such further covenants, agreements, restrictions or conditions for the protection of the Holders of the Securities of all or any series as its Board of Directors and the Trustee shall consider to be for the protection of the Holders of Securities of such series (and if such covenants, agreements, restrictions or conditions are to be for the benefit of less than all series of Securities, specifying the series to which such covenants, agreements, restrictions or conditions are applicable), and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, agreements, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, agreement, restriction or condition such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities of a particular series to waive such default;

          (d) to add, delete or modify any Events of Default with respect to all or any series of the Securities, the form and terms of which are being established pursuant to such supplemental indenture as permitted in Section 2.01, 3.01 and 3.03 (and, if any such Event of Default is applicable to fewer than all such series of the Securities, specifying the series to which such Event of Default is applicable), and to specify the rights and remedies of the Trustee and the Holders of such Securities in connection therewith;

          (e) to prohibit the authentication and delivery of additional series of Securities, to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provisions contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture as shall not be inconsistent with the provisions of this Indenture or any supplemental indenture and shall not adversely affect the interests of the holders of the Securities;

          (f) to establish the form and terms of the Securities of any series as permitted in Sections 2.01, 3.01 and 3.03, or to authorize the issuance of additional Securities of a series previously authorized or to add to the conditions, limitations or restrictions on the authorized amount, terms or purposes of issue, authentication or delivery of the Securities of any series, as herein set forth, or other conditions, limitations or restrictions thereafter to be observed; and

          (g) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities of one or more series or to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Section 7.09.



                                       63
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          The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage, or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise. In addition, the Trustee shall not be obligated to enter into any supplemental indenture which provides for the issuance of Securities of any series denominated in a Foreign Currency or currency unit, if the Trustee determines in its reasonable discretion that it would not be able to properly fulfill its obligations hereunder and thereunder in respect of such Securities or to do so would be unduly burdensome to the Trustee.

          Any supplemental indenture authorized by the provisions of this Section shall be executed by the Company and the Trustee and shall not require the consent of the Holders of any of the Securities at the time outstanding, notwithstanding Section 10.02.

          SECTION 10.02 Supplemental Indentures With Consent of Holders. With the consent (evidenced as provided in Section 8.01) of the Holders of not less than a majority of the aggregate principal amount of the Securities of any series at the time outstanding, the Company, when authorized by a resolution of its Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as it shall be in force at the date of execution of such supplemental indenture or indentures) for the purpose, with respect to Securities of such series, of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture with respect to Securities of such series or of modifying in any manner the rights of the Holders of the Securities of such series; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity, or the earlier optional date of maturity, if any, of any Security, or reduce the principal amount thereof or the premium thereon, if any, or reduce the rate or extend the time of payment of interest, if any, thereon or make the principal thereof or premium, if any, or interest, if any, thereon payable in any currency other than as provided pursuant to this Indenture or such Security, without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities of any series, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of all Securities of such series then outstanding.

          Upon the request of the Company, accompanied by a copy of a Board Resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of the Holders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion but shall not be obligated to enter into such supplemental indenture.



                                       64
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          A supplemental indenture which changes or eliminates any provision of this Indenture or of any series of Securities which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of Holders of Securities of such series with respect to such provisions, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

          It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

          Promptly after the execution by the Company and the Trustee of any supplemental indenture under this Section, the Company shall give notice, setting forth in general terms the substance of such supplemental indenture, to the Holders of Securities in the manner provided in Section 1.04. Any failure of the Company to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

          SECTION 10.03 Effect of Supplemental Indentures. Upon the execution of any supplemental indenture pursuant to the provisions of this Article, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Holders of Securities shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

          SECTION 10.04 Notation on Securities in Respect of Supplemental Indentures. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article or after any action taken at a Holders meeting pursuant to the provisions of Article Ten may, and if required by the Trustee shall, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture or as to any such action. If the Company and the Trustee shall so determine, new Securities of any series so modified as to conform, in the opinion of the Company and the Trustee, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Company, authenticated by the Trustee and delivered in exchange for the Securities of such series then outstanding.

          SECTION 10.05 Documents to Be Given Trustee. The Trustee, subject to
Section 315 of the Trust Indenture Act, shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such supplemental indenture is authorized by the terms of this Indenture and that it is proper for the Trustee under the provisions of this Article to join in the execution thereof.


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                                 ARTICLE ELEVEN

                         CONSOLIDATION, MERGER AND SALE

          SECTION 11.01 Company May Consolidate or Merge, etc.. Subject to the provisions of Section 11.02, nothing contained in this Indenture shall prevent any consolidation of the Company with or the merger of the Company into any other corporation, or any merger of any other corporation into the Company or successive consolidations or mergers to which the Company or its successor or successors shall be a party or parties, or shall prevent any sale, transfer or lease of the properties of the Company as an entirety or substantially as an entirety to any other corporation lawfully entitled to acquire the same.

          SECTION 11.02 Conditions to Consolidation or Merger, etc. The Company covenants and agrees that it will not consolidate with or merge into any other corporation or permit any other corporation (other than a Consolidated Subsidiary) to merge into it, or sell, transfer or lease its properties as an entirety or substantially as an entirety unless, and the Company covenants and agrees that any such consolidation, merger, sale, transfer or lease shall be upon the condition that,

               (1) the due and punctual payment of the principal of, premium, if any, and interest, if any, on the Securities according to their tenor, and the due and punctual performance and observance of all the terms, covenants and conditions of this Indenture and all indentures supplemental hereto to be performed or observed by the Company shall, by an indenture supplemental hereto, executed and delivered to the Trustee, be expressly assumed by the successor corporation, if other than the Company, formed by or surviving any such consolidation or merger or to which such sale, transfer or lease shall have been made, as fully and effectually as if such successor corporation had been an original party hereto, and

               (2) if, as a result of such consolidation, merger, sale, transfer or lease, any of the properties of the Company would become subject to any mortgage, lien or pledge other than any to which such properties were theretofore subject, all the Securities shall be secured (equally and ratably with any other indebtedness of the Company then entitled thereto by its terms) either (A) at the time of the consummation of such consolidation, merger, sale, transfer or lease, directly by such mortgage, lien or pledge or (B) prior to the consummation of such consolidation, merger, sale, transfer or lease, by a mortgage of or a lien on, or pledge (in form satisfactory to the Trustee and subject only to mortgage, liens and pledges permitted by Section 5.04 hereof) of the properties of the Company which would become subject to such other mortgage, lien or pledge.

Every such successor corporation, upon executing such indenture supplemental hereto, in form satisfactory to the Trustee, shall succeed to and be substituted for the Company with the same effect as if it had been an original party hereto, thus relieving the Company of all liabilities



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hereunder, and such successor corporation shall possess and from time to time may exercise each and every power hereunder of the Company, and may execute and deliver Securities hereunder, either in the name of the Company or of such successor corporation, and any act or proceeding required by this Indenture to be done or performed by any board or officer of the Company may be done or performed with like force and effect by the like board or officer of such successor corporation.

          SECTION 11.03 Documents and Opinion to Be Furnished to the Trustee. The Company covenants and agrees that if it shall consolidate with or merge into any other corporation or permit any other corporation (other than a Consolidated Subsidiary or a Nonsubstantial Subsidiary) to merge into it, or if it shall sell, transfer or lease its properties, as an entirety or substantially as an entirety, the Company will promptly furnish to the Trustee:

               (1) An Officers' Certificate stating that the covenants of the Company contained in Section 11.02 have been complied with;

               (2) An executed counterpart of any instrument or instruments executed by the Company or the successor corporation in the performance of such covenants; and

               (3) An Opinion of Counsel stating that in the opinion of such counsel such covenants have been complied with and that any instrument or instruments executed by the Company or the successor corporation in the performance of such covenants comply with the requirements of such covenants.

          Each certificate, instrument and opinion furnished to the Trustee pursuant to the provisions of this Section shall conform to the requirements of
Section 314 of the Trust Indenture Act.

          Subject to the provisions of Section 315(d) of the Trust Indenture Act, the Trustee shall receive an Opinion of Counsel conforming to the requirements of Section 314(e) of the Trust Indenture Act as conclusive evidence that any such consolidation, merger, sale, transfer or lease, any such steps taken to secure the Securities, any such assumption and any such supplemental indenture or other instrument or instruments comply with the provisions of this Article.

          For purposes of this Article Eleven, a corporation shall be deemed to be a "Nonsubstantial Subsidiary" if immediately prior to its merger into the Company it is a Subsidiary and its total assets do not exceed 1% of the consolidated assets of the Company and its Consolidated Subsidiaries and its total liabilities do not exceed 1% of the consolidated liabilities of the Company and its Consolidated Subsidiaries, all as determined in accordance with GAAP.



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                                 ARTICLE TWELVE

                    SATISFACTION AND DISCHARGE OF INDENTURE;
                          DEFEASANCE; UNCLAIMED MONEYS

          SECTION 12.01 Satisfaction and Discharge of Indenture. If (a) the Company shall deliver to the Trustee for cancellation all Outstanding Securities, or (b) all Outstanding Securities not delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption and the Company shall deposit with the Trustee as trust funds the entire amount sufficient to pay at maturity or upon redemption all such Securities not delivered to the Trustee for cancellation, including the principal of, premium, if any, and interest, if any, due or to become due to such date of maturity or redemption, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect, and the Trustee, on demand of the Company and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture. The Company agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee without negligence or bad faith in connection with this Indenture or the Securities.

          SECTION 12.02 Defeasance. If, at any time after the date hereof, the Company shall deposit with the Trustee, in trust for the benefit of the Holders of Securities of a particular series (i) funds (in such currency, currencies, currency unit or units in which any Securities of such series are payable) sufficient to pay, or (ii) in the case of Securities payable in Dollars, U.S. Government Obligations (as defined below) or in the case of Securities payable in Foreign Currency, Foreign Government Securities (as defined below), as will, or will together with the income thereon without consideration of any reinvestment thereof, be sufficient to pay in the currency or currency unit in which the Securities of such series are payable, all sums due for the principal of, premium, if any, and interest, if any, on the Securities of such series, as they shall become due from time to time, and shall pay all costs, charges and expenses incurred or to be incurred by the Trustee in relation thereto or in carrying out the provisions of this Indenture, this Indenture shall cease to be of further effect with respect to Securities of such series (except as to (i) the Company's obligations, as the case may be, with respect to Securities of such series under Sections 3.05, 3.06, 5.02 and 5.07, (ii) rights of Holders to receive payments of the principal of, premium, if any, and interest, if any, on the Securities of such series as they shall become due from time to time and other rights, duties and obligations of Holders as beneficiaries hereof with respect to the amounts so deposited with the Trustee, and (iii) the rights, obligations and immunities of the Trustee hereunder (for which purposes the Securities of such series shall be deemed outstanding)), and the Trustee, on the written request of the Company, accompanied by the Officers' Certificate and Opinion of Counsel required by Section 314(e) of the Trust Indenture Act, shall execute and deliver to the Company such instruments as shall be requisite to evidence the satisfaction thereof with respect to Securities of such series.



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          The following terms, as used in this Article Twelve, shall have the following meanings:

          "Foreign Government Securities" means, with respect to Securities of any series that are denominated in a Foreign Currency, securities that are (i) direct obligations denominated and payable in such Foreign Currency of the government that issued or caused to be issued such currency for the payment of which obligations its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of such government the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by such government, which, in either case under clauses (i) or (ii), are not callable or redeemable at the option of the issuer thereof.

          "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation of the United States of America, which, in either case under clauses (i) or (ii), are not callable or redeemable at the option of the issuer thereof, and will also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specified payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

          SECTION 12.03 Application by Trustee of Funds Deposited for Payment of Securities. All money deposited with the Trustee pursuant to Sections 12.01 and 12.02, or received by the Trustee in respect of obligations deposited with the Trustee pursuant to Section 12.02 shall be held in trust until such time as such money is to be applied by it to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent), to the Holders of the particular Securities, for the payment of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for the principal thereof, premium, if any, and interest, if any, thereon. Moneys held under this Section need not be segregated from other funds except to the extent required by law and the Trustee shall be under no liability with respect to interest on any such moneys.

          SECTION 12.04 Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture all moneys then held by any Paying Agent, other than the Trustee, under this Indenture shall, upon and in accordance with demand of the Company, be paid to the Trustee and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.



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          SECTION 12.05 Return of Unclaimed Moneys. Any moneys deposited with the Trustee or any Paying Agent not applied but remaining unclaimed by the Holders of Securities for two years after the date upon which the principal of, premium, if any, or interest, if any, on such Securities shall have become due and payable shall be repaid to the Company by the Trustee or such agent on written demand; and the Holder of any of the Securities entitled to receive such payment shall thereafter look only to the Company for the payment thereof and all liability of the Trustee or any Paying Agent with respect to such moneys shall thereupon cease; provided, however, that the Trustee or such agent, before being required to make any such repayment, may at the expense of the Company cause to be published once a week for two consecutive weeks (in each case on any day of the week) in an Authorized Newspaper notice that said moneys have not been so applied and that after a date named therein any unclaimed balance of said moneys then remaining will be returned to the Company.

                                ARTICLE THIRTEEN

                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

          SECTION 13.01 Personal Immunity from Liability of Incorporators, Stockholders, etc. No recourse under or upon any obligation, covenant or agreement of this Indenture or any indenture supplemental hereto, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator or against any past, present or future stockholder, officer or director, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability and any and all such claims being hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and issue of the Securities.


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                   STATEMENT OF DIFFERENCES
                   ------------------------

    The section symbol shall be expressed as .... 'ss'

                                                                       EXHIBIT A

            [Form of Beneficial Ownership certificate to be Given by
             Person Entitled to Receive Bearer Security certificate]

                       CERTIFICATE OF BENEFICIAL OWNERSHIP

To:  [Name and Address of Issuer or its Agent, i.e., the Fiscal Agent]

          Re: [Insert sufficient description of Security, such as CUSIP Number, Issue Date, Maturity Date, Interest Payment Dates, Currency for Payments and Interest or Interest Rate Formula.] (the "Security)

CERTIFICATION

          This is to certify that the above-referenced Security is not beneficially owned by, and is not being acquired by or on behalf of, any United States Person other than a Foreign Branch of a U.S. Financial Institution (whether or not such Foreign Branch of a U.S. Financial Institution owns or is acquiring the Security on behalf of another person), or for offer to resell or for resale to such person or to any person who is in the United States other than an International Organization or Foreign Central Bank if the offer is made directly and specifically to the United States office of such International Organization or Foreign Central Bank. If this certificate is being provided by a Clearing Organization, it is based on statements provided to it by its member organizations. Such statements must be received no earlier than 10 days before delivery of the Security and no later than the date of delivery of such Security.

          We undertake to advise you by telex if, as to any or all of the above-referenced Securities in bearer form, the above statement as to beneficial ownership is not correct on the date of delivery of such Securities.

DEFINITIONS

          For purposes of this certificate:

          "Code" means the United States Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

          "Foreign Branch of a U.S. Financial Institution" means a permanent office (engaged in the active conduct of a trade or business) located outside the United States of a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof that:



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     (a)  is a financial institution as defined in Section 1.165-12(c)(1)(v) of the Treasury regulations, at an address outside the United States, and

     (b) provides a written statement or blanket certification to the person from whom (or through whom) it purchases the Security that it will comply with subparagraph (A), (B), or (C) of Section 165(j)(3) of the Code and the rules and regulations thereunder (which provisions generally require that it comply with certain requirements concerning holding and selling the Securities outside the United States and reporting to the United States tax authorities certain information with respect to the Securities).

The statement referred to in clause (b) above must be supplied to the person from or through whom the Security is purchased by the earlier of the first interest payment date or the end of the calendar year of issuance of the Security; the blanket certification referred to in clause (b) above must be received in the calendar year of issuance of the Security or in either of the two preceding calendar years.

          "Foreign Central Bank" means an entity defined in Section 895 of the Code and the rules and regulations thereunder.

          "International Organization" means an entity defined in Section 7701(a)(18) of the Code and the rules and regulations thereunder.

          "United States" means the United States of America (including the States and the District of Columbia), its territories and possessions, the Commonwealth of Puerto Rico and other areas subject to its jurisdiction.

          "United States Person" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof and any estate or trust the income of which is subject to United States federal income taxation regardless of its source.


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DISCLOSURE TO ISSUER AND TAX AUTHORITIES

          We understand that this certificate is required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, or if the United States Internal Revenue Service requests this certificate, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

          To the best of my (our) knowledge and belief, the above information is true, correct and complete.

Dated:  ________________, 19*




________________________**










____________________

 * Earlier of the date of the first actual payment of interest or the date of delivery of the bearer security.

** The certificate must be signed by either (i) the owner of the Security to which the certificate relates or (ii) the financial institution or clearing organization through which the owner holds the Security to which the certificate relates, directly or indirectly.


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